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                                                                    EXHIBIT 10.6

             WAIVER, CONSENT, AND FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND GOLD CONSIGNMENT AGREEMENT

      THIS WAIVER, CONSENT, AND FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND GOLD CONSIGNMENT AGREEMENT (this "Amendment") is entered into as of the 3 day of October, 2005 by and among the banks that are or may from time to time become parties hereto (individually a "Bank" and collectively, the "Banks"), LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent ("Administrative Agent") and collateral agent, and as an Accommodation Bank, BANK OF AMERICA, N. A., a national banking association, as managing agent ("Managing Agent"), BACK BAY CAPITAL FUNDING LLC ("Back Bay"), as Accommodation Facility agent ("Accommodation Facility Agent") and as an Accommodation Bank, and WHITEHALL JEWELLERS, INC., a Delaware corporation ("Borrower").

                              W I T N E S S E T H:

      WHEREAS, the Agents (as defined in the Agreement, as amended hereby), the Banks and the Borrower are parties to that certain Second Amended and Restated Revolving Credit and Gold Consignment Agreement dated as of July 29, 2003, as amended by that certain First Amendment to Second Amended and Restated Revolving Credit and Gold Consignment Agreement dated as of March 23, 2004, that certain Second Amendment to Second Amended and Restated Revolving Credit and Gold Consignment Agreement dated as of January 31, 2005, and that certain Third Amendment to Second Amended and Restated Revolving Credit and Gold Consignment Agreement dated as of April 6, 2005 (collectively, the "Agreement"); and

      WHEREAS, on or about September 14, 2005, the Administrative Agent notified the Borrower that one or more Events of Default had occurred under the Agreement (collectively, the "Existing Defaults"); and

      WHEREAS, the Borrower has advised the Administrative Agent that the Borrower has agreed to a "Bridge Loan Term Sheet" with Prentice Capital Management, LP ("Prentice"), a copy of which is annexed hereto marked Exhibit "A", pursuant to which the Borrower intends to enter into a $30,000,000.00 loan arrangement with Prentice and/or one or more entities managed by Prentice and other participating investors, and which is to be secured by a security interest in substantially all of the Borrower's assets subordinate to the security interest granted to, and held by, the Agents and the Banks (the "Subordinate Financing"); and

      WHEREAS, the Borrower has advised the Administrative Agent that the Borrower has entered into a term sheet (the "Trade Lien Term Sheet"), a copy of which is annexed hereto marked Exhibit "B", with respect to the treatment of the Borrower's trade indebtedness, and that as contemplated therein, the Borrower intends to enter into a "Trade Lien Agreement" with a "Collateral Trustee" on behalf of the Borrower's trade vendors; and

      WHEREAS, the Borrower has advised the Administrative Agent that the Subordinate Financing is contemplated to be a bridge loan facility leading to a $50,000,000.00 Secured Convertible Note facility (the "Convertible Facility"), as contemplated in a term sheet (the

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"Convertible Facility Term Sheet") entered into by the Borrower with Prentice, a copy of which is annexed hereto marked Exhibit "C";

      WHEREAS, the Borrower has requested that the Agents and the Banks (i) waive the Existing Defaults and reinstate the commitment of the Banks and the Accommodation Banks to make loans and advances and to grant financial accommodations to or for the benefit of the Borrower, (ii) consent to the Subordinate Financing, the Trade Lien Agreement, and the execution of the term sheet with respect to the Convertible Facility, and (iii) amend certain other provisions of the Agreement; and

      WHEREAS, the Agents and the Banks are willing to do so in accordance with the terms and conditions of this Amendment.

      NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

      1. Incorporation of the Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Agreement (as amended hereby), and the Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Section 6 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

      2. Preconditions to Effectiveness. This Amendment shall not take effect unless and until each and all of the following items has been satisfied or delivered, as the case may be, and in all events, to the satisfaction of the Agents, in their sole and exclusive discretion. The willingness of the Agents and the Banks to enter into this Amendment is expressly conditioned upon the prior satisfaction of the following conditions precedent. The Borrower expressly acknowledges and agrees that the Agents and the Banks are relying upon the satisfaction of the following conditions precedent (collectively, the "Preconditions to Effectiveness"):

            (a) The Borrower shall have closed on, or be simultaneously closing with Prentice on, the Subordinate Financing, and the Subordinate Financing shall be upon terms and conditions acceptable to the Agents, in their sole and exclusive discretion, substantially in accordance with the Bridge Loan Term Sheet.

            (b) The Agents shall have entered into an Intercreditor and Lien Subordination Agreement with Prentice and/or the lenders participating in the Subordinate Financing on terms and conditions acceptable to the Agents, in their sole and exclusive discretion.

            (c) The Trade Lien Term Sheet shall be fully executed and in full force and effect.

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            (d) The Administrative Agent shall have entered into a security agreement, blocked account agreement, control agreement, or similar agreement, and received whatever additional documents, instruments, and agreements may be necessary to perfect the Agents' and the Banks' security interest in all cash deposited into escrow in as contemplated in connection with the Trade Lien Term Sheet;

            (e) The Agents shall have finalized the form of Intercreditor and Lien Subordination Agreement with Prentice and/or the lenders who shall be participating in the Convertible Facility on terms and conditions acceptable to the Agents, in their sole and exclusive discretion.

            (f) The Administrative Agent shall have received from the Borrower each of the following fully executed documents, in form and substance satisfactory to the Administrative Agent, and all of the transactions contemplated by each such document shall have been consummated or each condition contemplated by each such document shall have been satisfied:

                  (i) This Amendment;

                  (ii) A Fee Letter with the Administrative Agent and the Managing Agent in form and substance acceptable to them, in their sole and exclusive discretion;

                  (iii) An Accommodation Facility Fee Letter in form and substance acceptable to the Accommodation Facility Agent, in its sole and exclusive discretion;

                  (iv) Secretary's Certificate of the Borrower with resolutions and incumbency; and

                  (v) A Borrowing Base report dated October 3, 2005 confirming that the Borrower would have had Borrowing Availability as of October 3, 2005 in an amount not less than $15,000,000.00, after giving effect to all payments required to be made at the closing on this Amendment and the Subordinate Financing (including the escrowed funds), including closing fees, costs, expenses, and attorneys' fees payable by the Borrower and the application of the proceeds of the Subordinate Financing in accordance with this Amendment, and after giving effect to the requirements of
      Section 10.1 of the Agreement as amended by this Amendment;

                  (vi) Such other documents, certificates, and opinions as the Agents may request; and

            (g) The Administrative Agent shall have delivered to the Borrower written notice confirming satisfaction of each and all of the other Preconditions to Effectiveness of this Amendment.

      3. Waiver of Existing Defaults. Subject to the Preconditions to Effectiveness set forth in Section 2, above, the Agents and the Banks hereby waive the Existing Defaults. The Commitments of the Banks and the Accommodation Banks to make loans and advances and to grant financial accommodations to or for the benefit of the Borrower are hereby reinstated.

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            (a) This waiver and reinstatement shall not take effect upon the execution of this Amendment by the Agents and the Banks, and only shall become effective upon satisfaction in full of each of the Preconditions to Effectiveness;

            (b) This waiver relates only to the identified Existing Defaults, is a one-time waiver, and shall not be deemed to constitute a consent or waiver with respect to (x) similar matters of the Borrower, or (y) any other Events of Default, whether now existing or hereafter arising, including, without limitation, on account of the breach of any other provision of the Agreement; and

            (c) This waiver and reinstatement is made in express reliance upon the terms and conditions of this Amendment, including all representations, warranties, and covenants of the Borrower set forth herein.

      4. Consent to Subordinate Financing, Trade Lien Agreement, and Convertible Facility. In the absence of this Amendment, the Subordinate Financing, the Trade Lien Agreement, the execution of the Convertible Facility Term Sheet, and the other documents or agreements entered into in connection with any of the foregoing would violate, among other provisions, the terms and conditions of the following Sections of the Agreement: (i) Section 5.8.2, "New Issuance Prepayment," (ii) Section 9.1, "Restrictions on Indebtedness," (iii) Section 9.2, "Restrictions on Liens", (iv) Section 9.13, "Issuance of Equity Securities", and (v) Section 13.1(p).

            (a) The Agents and the Banks consent to the Subordinate Financing, the Trade Lien Term Sheet, the Trade Lien Agreement, and the execution of the Convertible Facility Term Sheet, and the other documents or agreements entered into in connection with any of the foregoing, and waive any violation of the Agreement which may be, or has been, occasioned thereby, including without limitation, any violation of the terms and conditions of the foregoing enumerated Sections of the Agreement. The Net Proceeds of the Subordinate Financing shall be applied in accordance with Section 5.9(c) of the Agreement, as amended by this Amendment.

            (b) The foregoing consent and waiver is made in express reliance upon the terms and conditions of this Amendment, including all representations, warranties, and covenants of the Borrower set forth herein.

            (c) In connection with the Convertible Facility, the Borrower shall
(i) file a notice of meeting, proxy statement and form of proxy (together, the "Proxy Statement") with the Securities and Exchange Commission ("SEC") in compliance with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, on or before October 31, 2005 relating to a special meeting of the Borrower's stockholders to approve: (A) up to a 1 to 3 reverse stock split, (B) the Convertible Facility, and (C) the issuance of shares of common stock upon payment of interest on, or conversion of, the "Convertible Note", and exercise of the "Warrants" (as defined in the Convertible Facility Term Sheet); and (ii) obtain the requisite approvals of the Borrower's stockholders to the proposals in the Proxy Statement at a special meeting of the Borrower's stockholders to be held on or before (x) December 30, 2005, or (y) if the SEC determines to review the foregoing, January 31, 2006.

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            (d) The Borrower has delivered to the Administrative Agent copies of the forms of the documents, instruments, and agreements which will be used to evidence, consummate, and implement the Convertible Facility which are annexed hereto collectively marked Exhibit "D" (collectively, the "Convertible Facility Documents"). So long as the Convertible Facility is evidenced, consummated, and implemented in accordance with the Convertible Facility Documents, then the Agents and the Banks (i) consent to the consummation and implementation of the Convertible Facility, (ii) notwithstanding the provisions of Section 5.8.2 of the Agreement, consent to the use of a portion of the proceeds thereunder to, among other things, repay the amounts due under the Subordinate Financing, and
(iii) waive any violation of the Agreement which may be, or has been, occasioned thereby, including any violation of the terms and conditions of the foregoing enumerated Sections.

            (e) The Borrower acknowledges and agrees that except with respect to a closing on the Convertible Facility and use of a portion of the proceeds thereof received by the Borrower to repay the amounts due on the Subordinate Financing (or use of a portion of the proceeds of another independent source of equity which shall have been obtained on terms and conditions acceptable to the Agents, in their sole and exclusive discretion), no proceeds of Revolving Credit Loans shall be used to repay the Subordinate Financing.

      5. Store Closing Program. Incidental to the Bridge Financing and the contemplated closing on the Convertible Facility, the Borrower has indicated that it may implement a program of store closing sales pursuant to which the Borrower liquidates all Collateral located at, and thereafter closes certain of its stores. In this regard:

            (a) Not less than fourteen (14) days prior to the intended implementation of the store closing program, the Borrower shall have presented to the Administrative Agent a definitive list of the stores designated to be included in the store closing program, along with pro forma financial projections incorporating the anticipated results and economic impact of consummating the store closing sales.

            (b) Any such store closing program shall be implemented and the store closing sales shall be conducted by a nationally recognized professional retail inventory liquidation firm (a "Liquidator") on behalf of the Borrower, and the Borrower shall implement the store closing program in accordance with a written so-called "Agency Agreement" with the Liquidator.

            (c) The number of stores to be included in the store closing program, the Borrower's pro forma financial projections, and the Agency Agreement all shall be on terms and conditions acceptable to the Agents, in their sole and exclusive discretion. Further, upon the commencement of the store closing sales, all Inventory at the Borrower's stores which are to be included in the sales shall be removed from Eligible Inventory in such amounts as the Agents may determine, in their sole and exclusive discretion.

            (d) All proceeds payable by the Liquidator pursuant to the Agency Agreement on account of the store closing sales shall be paid directly to the Administrative Agent and applied in reduction of the Obligations under the Agreement in accordance with Section 5.9(c). Further, upon receipt of the proceeds of the store closing sales, the Borrowing Base shall be

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permanently adjusted and reduced in a manner to be determined by the Agents, in their sole and exclusive discretion.

            (e) Nothing in this Amendment shall be deemed consent by the Agents to the implementation of store closing sales or similarly styled sales. Any such consent shall be granted only pursuant to a further agreement in writing executed on behalf of the Borrower and the Agents, the execution and delivery of whatever additional documents, instruments, and agreements that the Agents may require, and shall otherwise be upon such terms and conditions as the Agents may require, in their sole and exclusive discretion.

      6. Amendment of the Agreement. Subject to the Preconditions to Effectiveness set forth in Section 2, above, from and after the execution of this Amendment, the Agreement is amended as set forth in this Section 6. However, this Amendment (i) shall not take effect upon the execution of this Amendment by the Borrower, the Agents and the Banks, and only shall become effective upon satisfaction in full of each of the Preconditions to Effectiveness, and (ii) is made in express reliance upon the terms and conditions of this Amendment, including all representations, warranties, and covenants of the Borrower set forth herein.

            (a) New Definitions. The following definitions are hereby inserted in their appropriate alphabetical order:

      AGENT OR AGENTS. ANY OR ALL, AS THE CASE MAY BE, OF THE ADMINISTRATIVE AGENT, THE MANAGING AGENT, AND/OR THE ACCOMMODATION FACILITY AGENT.

      EARLY TERMINATION FEE. ANY "EARLY TERMINATION FEE" SET FORTH IN EITHER THAT CERTAIN FEE LETTER EXECUTED AS OF THE FOURTH AMENDMENT CLOSING DATE BETWEEN THE BORROWER AND THE ADMINISTRATIVE AGENT, OR THAT CERTAIN ACCOMMODATION FACILITY FEE LETTER EXECUTED AS OF THE FOURTH AMENDMENT CLOSING DATE AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, AND THE ACCOMMODATION FACILITY AGENT.

      FOURTH AMENDMENT CLOSING DATE. OCTOBER 3, 2005.

      CONSOLIDATED EBITDA. WITH RESPECT TO THE BORROWER AND ITS SUBSIDIARIES AND ANY PARTICULAR FISCAL PERIOD, THE CONSOLIDATED EARNINGS (OR LOSS) FROM OPERATIONS OF THE BORROWER AND ITS SUBSIDIARIES FOR SUCH PERIOD, AFTER ELIMINATING THEREFROM ALL NON-CASH EXTRAORDINARY NONRECURRING ITEMS OF INCOME (INCLUDING GAINS ON THE SALE OF ASSETS AND EARNINGS FROM THE SALE OF DISCONTINUED BUSINESS LINES), AND AFTER ALL EXPENSES AND OTHER PROPER CHARGES, BUT BEFORE PAYMENT OR PROVISION FOR (a) ANY INCOME TAXES OR INTEREST EXPENSES FOR SUCH PERIOD, (b) DEPRECIATION FOR SUCH PERIOD, (c) AMORTIZATION FOR SUCH PERIOD, AND (d) ALL OTHER NON-CASH CHARGES FOR SUCH PERIOD, ALL DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

      MAJORITY BANKS. AS OF ANY DATE, THE BANKS (OTHER THAN DELINQUENT BANKS) WHOSE AGGREGATE COMMITMENTS TOGETHER CONSTITUTE FIFTY-ONE PERCENT (51%) OF THE TOTAL COMMITMENT.

      SUBORDINATE FACILITY. BOTH (i) THAT CERTAIN BRIDGE TERM LOAN FINANCING FACILITY (THE "BRIDGE LOAN") ESTABLISHED ON OCTOBER 3, 2005 BY AND BETWEEN THE BORROWER AND PRENTICE CAPITAL MANAGEMENT, LP (OR ONE OR MORE ENTITIES MANAGED BY SUCH PERSON) EVIDENCED BY, AMONG OTHER THINGS, A BRIDGE TERM LOAN CREDIT AGREEMENT OF EVEN DATE, AND (ii) THE SECURED CONVERTIBLE NOTE FACILITY CONTEMPLATED TO REFINANCE THE BRIDGE LOAN (THE "CONVERTIBLE FACILITY").

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      TRADE LIEN AGREEMENT. THAT CERTAIN TRADE LIEN AGREEMENT TO BE ENTERED INTO
      BY AND BETWEEN THE BORROWER AND A COLLATERAL TRUSTEE TO BE NAMED THEREIN, AS CONTEMPLATED BY THE "TRADE LIEN TERM SHEET" (SO-CALLED HEREIN) EXECUTED SEPTEMBER, 2005.

      UNANIMOUS BANKS. AS OF ANY DATE, THE BANKS (OTHER THAN DELINQUENT BANKS) WHOSE AGGREGATE COMMITMENTS TOGETHER CONSTITUTE ONE HUNDRED PERCENT (100%) OF THE TOTAL COMMITMENT.

      UNUSED LINE FEE. IS DEFINED IN SECTION 2.13(c).

            (b) Revised Definitions. The following definitions are hereby deleted and amended and restated as follows:

      BALANCE SHEET DATE. OCTOBER 3, 2005.

      DELINQUENT BANK. MEANS ANY BANK THAT FAILS (i) TO MAKE AVAILABLE TO THE ADMINISTRATIVE AGENT ITS PRO RATA SHARE OF ANY LOAN OR TO PURCHASE ANY LETTER OF CREDIT PARTICIPATION OR (ii) TO COMPLY WITH THE PROVISIONS OF
      Section 15 WITH RESPECT TO MAKING DISPOSITIONS AND ARRANGEMENTS WITH THE OTHER BANKS, WHERE SUCH BANK'S SHARE OF ANY PAYMENT RECEIVED, WHETHER BY SETOFF OR OTHERWISE, IS IN EXCESS OF ITS PRO RATA SHARE OF SUCH PAYMENTS DUE AND PAYABLE TO ALL OF THE BANKS, IN EACH CASE AS, WHEN AND TO THE FULL EXTENT REQUIRED BY THE PROVISIONS OF THIS CREDIT AGREEMENT. A "DELINQUENT BANK" SHALL BE DEEMED A DELINQUENT BANK UNTIL SUCH TIME AS SUCH DELINQUENCY IS SATISFIED.

      NRLV. NRLV MEANS THAT PERCENTAGE, AS DETERMINED BY THE ADMINISTRATIVE AGENT AND THE MANAGING AGENT FROM THE THEN MOST RECENT APPRAISAL OF THE BORROWER'S INVENTORY UNDERTAKEN AT THE REQUEST OF THE AGENTS, REFLECTING THE ESTIMATE OF THE NET RECOVERY ON THE BORROWER'S INVENTORY IN THE EVENT OF AN IN-STORE LIQUIDATION OF THAT INVENTORY.

            (c) Deleted Definitions. The following definitions are hereby deleted and each reference to the specified terms is correspondingly removed:

                  (i)   Required Availability Reserve;

                  (ii)  Appraised (GOB) Percentage of Eligible Inventory;

                  (iii) Effective Percentage;

                  (iv)  Field Examination Reserve; and

                  (v)   Minimum Excess Availability.

            (d) Increase in Commitment.

                  (i) The definition of the term "Total Revolver Commitment" is hereby amended by deleting the figure "$125,000,000.00" contained therein, and substituting the figure "$140,000,000.00" in its place.

                  (ii) Schedule 1 is hereby deleted and replaced with a new
      Schedule 1 in the form annexed hereto marked Exhibit "E".

            (e) Extended Maturity Date.

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                  (i) The definition of "Maturity Date" and Section 2.12(c) are hereby amended by deleting the date "July 31, 2006" contained therein and substituting the date "OCTOBER 3, 2008" in its place in each instance.

                  (ii) Section 2.8 is hereby deleted in its entirety and the following is inserted in its place:

      MATURITY. THE BORROWER SHALL PAY ON THE MATURITY DATE, AND THERE SHALL BECOME ABSOLUTELY DUE AND PAYABLE ON THE MATURITY DATE, ALL OF THE OBLIGATIONS, INCLUDING ALL REVOLVING CREDIT LOANS AND LOANS UNDER THE ACCOMMODATION FACILITY, OUTSTANDING ON SUCH DATE, TOGETHER WITH ANY AND ALL ACCRUED AND UNPAID INTEREST THEREON, AND ALL FEES, COSTS, EXPENSES, AND OTHER AMOUNTS DUE BY THE BORROWER HEREUNDER.

            (f) Amendment of Borrowing Base.

                  (i) The definition of "Borrowing Base" is hereby amended by deleting the first sentence thereof, and substituting the following in its place:

      BORROWING BASE. AT THE RELEVANT TIME OF REFERENCE THERETO, AN AMOUNT EQUAL TO THE LEAST OF:

      (i) $140,000,000.00,

      (ii) THE LESSER OF EITHER (x) THE REVOLVING LOAN BORROWING BASE, PLUS THE OUTSTANDING PRINCIPAL BALANCE OF THE ACCOMMODATION FACILITY, OR (y) $125,000,000.00, PLUS THE OUTSTANDING PRINCIPAL BALANCE OF THE ACCOMMODATION FACILITY, OR

      (iii) DURING THE PERIOD OF:

            1. SUBJECT TO SUBPARAGRAPH 2, BELOW:

            (A) JANUARY 16 THROUGH DECEMBER 18 EACH YEAR, THE SUM OF (a) 85% OF ELIGIBLE CREDIT CARD RECEIVABLES, PLUS (b) 100% OF THE NRLV OF ELIGIBLE INVENTORY, MINUS (c) SUCH RESERVES AS MAY BE ESTABLISHED BY THE ADMINISTRATIVE AGENT AND THE MANAGING AGENT IN THEIR SOLE AND EXCLUSIVE DISCRETION.

            (B) DECEMBER 19 THROUGH DECEMBER 30 EACH YEAR, THE SUM OF (a) 85% OF ELIGIBLE CREDIT CARD RECEIVABLES, PLUS (b) 88% OF THE NRLV OF ELIGIBLE INVENTORY, MINUS (c) SUCH RESERVES AS MAY BE ESTABLISHED BY THE ADMINISTRATIVE AGENT AND THE MANAGING AGENT IN THEIR SOLE AND EXCLUSIVE DISCRETION.

            (C) DECEMBER 31 THROUGH JANUARY 15 EACH YEAR, THE SUM OF (a) 85% OF ELIGIBLE CREDIT CARD RECEIVABLES, PLUS (b) 85% OF THE NRLV OF ELIGIBLE INVENTORY, MINUS (c) SUCH RESERVES AS MAY BE ESTABLISHED BY THE ADMINISTRATIVE AGENT AND THE MANAGING AGENT IN THEIR SOLE AND EXCLUSIVE DISCRETION.

            2. NOTWITHSTANDING THE FOREGOING, FOR THE PERIOD FROM THE FOURTH AMENDMENT CLOSING DATE THROUGH DECEMBER 18, 2006 ONLY:

            (A) FOURTH AMENDMENT CLOSING DATE THROUGH DECEMBER 25, 2005, THE SUM OF (a) 85% OF ELIGIBLE CREDIT CARD RECEIVABLES, PLUS (b) 65% OF THE COST VALUE OF ELIGIBLE INVENTORY, MINUS (c) SUCH RESERVES AS MAY BE ESTABLISHED BY THE ADMINISTRATIVE AGENT AND THE MANAGING AGENT IN THEIR SOLE AND EXCLUSIVE DISCRETION.

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            (B) DECEMBER 26, 2005 THROUGH JANUARY 1, 2006, THE SUM OF (a) 85% OF
            ELIGIBLE CREDIT CARD RECEIVABLES, PLUS (b) 88% OF THE NRLV OF ELIGIBLE INVENTORY, MINUS (c) SUCH RESERVES AS MAY BE ESTABLISHED BY THE ADMINISTRATIVE AGENT AND THE MANAGING AGENT IN THEIR SOLE AND EXCLUSIVE DISCRETION.

            (C) JANUARY 2, 2006 THROUGH JANUARY 8, 2006, THE SUM OF (a) 85% OF ELIGIBLE CREDIT CARD RECEIVABLES, PLUS (b) 90% OF THE NRLV OF ELIGIBLE INVENTORY, MINUS (c) SUCH RESERVES AS MAY BE ESTABLISHED BY THE ADMINISTRATIVE AGENT AND THE MANAGING AGENT IN THEIR SOLE AND EXCLUSIVE DISCRETION.

            (D) JANUARY 9, 2006 THROUGH JANUARY 15, 2006, THE SUM OF (a) 85% OF ELIGIBLE CREDIT CARD RECEIVABLES, PLUS (b) 93% OF THE NRLV OF ELIGIBLE INVENTORY, MINUS (c) SUCH RESERVES AS MAY BE ESTABLISHED BY THE ADMINISTRATIVE AGENT AND THE MANAGING AGENT IN THEIR SOLE AND EXCLUSIVE DISCRETION.

            (E) JANUARY 16, 2006 THROUGH DECEMBER 18, 2006, THE SUM OF (a) 85% OF ELIGIBLE CREDIT CARD RECEIVABLES, PLUS (b) 100% OF THE NRLV OF ELIGIBLE INVENTORY, MINUS (c) SUCH RESERVES AS MAY BE ESTABLISHED BY THE ADMINISTRATIVE AGENT AND THE MANAGING AGENT IN THEIR SOLE AND EXCLUSIVE DISCRETION.

                  (ii) The definition of "LIBOR Applicable Margin" is hereby deleted and the following is inserted in its place:

      LIBOR APPLICABLE MARGIN. AT ALL TIMES, TWO AND ONE-HALF PERCENT (2.50%).

                  (iii) The definition of "Revolving Loan Borrowing Base" is hereby deleted in its entirety and the following is inserted in its place:

      REVOLVING LOAN BORROWING BASE. AT THE RELEVANT TIME OF REFERENCE THERETO, AN AMOUNT DETERMINED BY THE ADMINISTRATIVE AGENT AND THE MANAGING AGENT BY REFERENCE TO THE MOST RECENT BORROWING BASE REPORT DELIVERED TO THE BANKS AND THE AGENTS PURSUANT TO Section 5.2(A), WHICH IS EQUAL TO:

      (A) DURING THE PERIOD FROM THE FOURTH AMENDMENT CLOSING DATE THROUGH DECEMBER 25, 2005, THE SUM OF (a) 85% OF ELIGIBLE CREDIT CARD RECEIVABLES, PLUS (b) THE 60% OF THE COST VALUE OF ELIGIBLE INVENTORY, MINUS (c) SUCH RESERVES AS MAY BE ESTABLISHED BY THE ADMINISTRATIVE AGENT AND THE MANAGING AGENT IN THEIR SOLE AND EXCLUSIVE DISCRETION;

      (B) DURING THE PERIOD FROM DECEMBER 26, 2005 AND THEREAFTER, THE SUM OF
      (a) 85% OF ELIGIBLE CREDIT CARD RECEIVABLES, PLUS (b) 85% OF THE NRLV OF ELIGIBLE INVENTORY, MINUS (c) SUCH RESERVES AS MAY BE ESTABLISHED BY THE ADMINISTRATIVE AGENT AND THE MANAGING AGENT IN THEIR SOLE AND EXCLUSIVE DISCRETION.

            (g) Submission of Borrowing Base Reports.

                  (i) Section 5.2(a) is hereby deleted in its entirety and the following is inserted in its place:

      (a) THE BANKS SHALL HAVE NO OBLIGATION TO MAKE ANY EXTENSION OF CREDIT IF, AT ANY TIME, THE OUTSTANDING FACILITY AMOUNTS, AFTER GIVING EFFECT TO SUCH EXTENSION OF CREDIT, WOULD EXCEED THE BORROWING BASE. THE BORROWING BASE SHALL BE DETERMINED BY THE ADMINISTRATIVE AGENT AND THE MANAGING AGENT BY REFERENCE TO THE MOST RECENT BORROWING BASE REPORT DELIVERED TO THE ADMINISTRATIVE AGENT BY THE BORROWER, WHICH SHALL BE DELIVERED WEEKLY, AT OR BEFORE 11:00 AM EACH WEDNESDAY, AND WHICH MAY, IN THE BORROWER'S DISCRETION, BE SUBMITTED MORE FREQUENTLY, INCLUDING DAILY, VIA FACSIMILE OR BY E-MAIL, WITH THE ORIGINAL SUBMITTED THEREAFTER BY FIRST CLASS MAIL.

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                  (ii) Schedule A to the Agreement (Borrowing Base Report) is
      hereby deleted and replaced with the Schedule attached hereto as Schedule A (Borrowing Base Report).

                  (iii) The provisions of Section 8.4(f) are hereby deleted in their entirety and the following is inserted in their place:

                  [INTENTIONALLY OMITTED].

                  (iv) Section 12.5 is hereby amended by deleting the reference "Section 8.4(f)" and substituting the reference "5.2(A)" in its place in each instance.

            (h) Fees.

                  (i) Section 2.12(e) is hereby deleted in its entirety and the following is hereby inserted in its place:

      (e) THE BORROWER SHALL PAY TO THE ACCOMMODATION FACILITY AGENT AND THE ACCOMMODATION BANKS THE FEES IN THE AMOUNTS AND AT THE TIMES, AND IN ACCORDANCE WITH THAT CERTAIN ACCOMMODATION FACILITY FEE LETTER DATED AS OF THE FOURTH AMENDMENT CLOSING DATE ENTERED INTO BY AND BETWEEN THE BORROWER AND THE ACCOMMODATION BANKS. SUCH FEES SHALL BE FOR THE SOLE BENEFIT OF THE ACCOMMODATION FACILITY AGENT AND THE ACCOMMODATION BANKS, AS SET FORTH THEREIN AND SHALL CONSTITUTE OBLIGATIONS.

                  (ii) A new Section 2.13 is hereby created and inserted in its appropriate numerical order, as follows:

      2.13. UNUSED LINE FEE. IN ADDITION TO ANY OTHER FEE PAYABLE BY THE BORROWER HEREUNDER, THE BORROWER SHALL PAY THE ADMINISTRATIVE AGENT FOR THE RATABLE BENEFIT OF EACH BANK (OTHER THAN THE ACCOMMODATION BANKS) THE "UNUSED LINE FEE" (SO REFERRED TO HEREIN) OF .375% PER ANNUM OF THE AVERAGE DIFFERENCE, DURING THE MONTH JUST ENDED (OR RELEVANT PERIOD WITH RESPECT TO THE PAYMENT BEING MADE ON THE MATURITY DATE) BETWEEN THE BORROWING BASE AND THE AGGREGATE OF THE OUTSTANDING FACILITY AMOUNTS. THE UNUSED LINE FEE SHALL BE PAID IN ARREARS, ON THE LAST DAY OF EACH CALENDAR MONTH AFTER THE EXECUTION OF THIS AGREEMENT AND ON THE MATURITY DATE. THE ADMINISTRATIVE AGENT IS HEREBY AUTHORIZED BY THE BORROWER TO MAKE A REVOLVING CREDIT LOAN TO TIMELY PAY THE UNUSED LINE FEE AS AND WHEN DUE SET FORTH HEREIN.

            (i) Letters of Credit Fees. Section 3.6 is hereby deleted in its entirety and the following is inserted in its place:

      LETTER OF CREDIT FEE. THE BORROWER SHALL PAY TO THE ADMINISTRATIVE AGENT FOR THE RATABLE ACCOUNTS OF THE BANKS (OTHER THAN THE ACCOMMODATION FACILITY BANKS) A FEE (IN EACH CASE, A "LETTER OF CREDIT FEE") IN RESPECT OF LETTERS OF CREDIT ON THE AVERAGE DAILY MAXIMUM DRAWING AMOUNT AT A RATE PER ANNUM EQUAL TO (a) WITH RESPECT TO EACH STANDBY LETTER OF CREDIT, 3.0% AND (b) WITH RESPECT TO EACH DOCUMENTARY LETTER OF CREDIT, 2.5%, SUCH LETTER OF CREDIT FEES BEING PAYABLE MONTHLY IN ARREARS ON THE LAST BUSINESS DAY OF EACH CALENDAR MONTH AND ON THE MATURITY DATE. THE BORROWER SHALL ALSO PAY TO EACH ISSUING BANK, AT SUCH TIME OR TIMES AS SUCH CHARGES ARE CUSTOMARILY MADE BY EACH ISSUING BANK, THE ISSUING BANK'S CUSTOMARY ISSUANCE FEES OR AMENDMENT FEES, AS THE CASE MAY BE, AND EACH ISSUING BANK'S CUSTOMARY TIME NEGOTIATION FEES PER DOCUMENT EXAMINATION OR OTHER ADMINISTRATIVE FEES.

            (j) Financial Statements and Projections.

                  (i) Section 7.4.2 is hereby deleted in its entirety and the following is hereby inserted in its place:

      PROJECTIONS. THE PROJECTIONS OF THE OPERATING BUDGETS OF THE BORROWER AND ITS SUBSIDIARIES ON A CONSOLIDATED BASIS, BALANCE SHEETS AND CASH FLOW STATEMENTS PRESENTED TO THE AGENTS AS THE BORROWER'S "BUSINESS PLAN", COPIES OF WHICH HAVE BEEN DELIVERED TO THE AGENTS, ARE BASED ON A VARIETY OF ASSUMPTIONS WITH RESPECT TO GENERAL ECONOMIC, FINANCIAL AND MARKET CONDITIONS USED IN FORMULATING SUCH PROJECTIONS WHICH ARE BELIEVED BY THE BORROWER TO BE REASONABLE AS OF THE DATE OF THE BUSINESS PLAN BUT THAT ARE INHERENTLY SUBJECT TO SIGNIFICANT ECONOMIC AND COMPETITIVE UNCERTAINTIES, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND THE CONTROL OF THE BORROWER. TO THE KNOWLEDGE OF THE BORROWER OR ANY OF ITS SUBSIDIARIES, AS OF THE FOURTH AMENDMENT CLOSING DATE NO FACTS EXIST THAT (INDIVIDUALLY OR IN THE AGGREGATE) WOULD RESULT IN ANY MATERIAL CHANGE IN ANY OF SUCH PROJECTIONS. THE BUSINESS PLAN HAS BEEN PREPARED ON THE BASIS OF THE ASSUMPTIONS STATED THEREIN AND REFLECT THE CURRENT ESTIMATES OF THE BORROWER AND ITS SUBSIDIARIES OF THE RESULTS OF OPERATIONS AND OTHER INFORMATION PROJECTED THEREIN.

                  (ii) Section 7.5.2 is hereby amended by deleting the first sentence thereof, and substituting the following in its place:

      AFTER THE CLOSING ON, AND CONSUMMATION OF, THE CONVERTIBLE FACILITY AND OTHERWISE GIVING EFFECT TO THE TRANSACTIONS CONTEMPLATED BY THIS CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, THE BORROWER AND ITS SUBSIDIARIES ON A CONSOLIDATED BASIS ARE SOLVENT.

                  (iii) Section 8.4(d) is hereby deleted in its entirety and the following is inserted in its place:

                        [INTENTIONALLY OMITTED].

                  (iv) The date for submission of the Borrower's (x) finalized month end July, 2005 financial statements is hereby extended to October 31, 2005; (y) draft management month-end August, 2005 financial statements is hereby extended to October 15, 2005, and (z) finalized month end August, 2005 financial statements is hereby extended to November 15, 2005.

            (k) Inventory Appraisals; Examinations.Sections 8.9.2 and 8.9.3 of the Agreement are hereby deleted in their entirety, and the following are inserted in their place:

      8.9.2. APPRAISALS; EXAMINATIONS. (a) THE AGENTS SHALL OBTAIN SUCH APPRAISALS OF THE COLLATERAL AT THE TIMES, AND WITH SUCH FREQUENCY, AS THE AGENTS, IN THEIR SOLE AND EXCLUSIVE DISCRETION, MAY DETERMINE, TO BE CONDUCTED BY SUCH APPRAISERS AS ARE SATISFACTORY TO THE AGENTS. NOTWITHSTANDING THE FOREGOING, (i) PRIOR TO THE OCCURRENCE OF ANY EVENT OF DEFAULT, THE BORROWER SHALL ONLY BE OBLIGATED TO REIMBURSE THE AGENTS FOR THREE (3) APPRAISALS OF THE COLLATERAL IN ANY TWELVE (12) MONTH PERIOD, AND (ii) FROM AND AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT, THE AGENTS MAY CAUSE SUCH ADDITIONAL APPRAISALS TO BE UNDERTAKEN AS THE AGENTS, IN THEIR SOLE AND EXCLUSIVE DISCRETION, DEEM NECESSARY OR APPROPRIATE, EACH OF WHICH SHALL BE AT THE BORROWER'S EXPENSE.

            (b) THE AGENTS SHALL CONDUCT SUCH COMMERCIAL FINANCE FIELD EXAMINATIONS OF THE BORROWER'S BOOKS AND RECORDS AT THE TIMES, AND WITH SUCH FREQUENCY, AS THE AGENTS, IN THEIR SOLE AND EXCLUSIVE DISCRETION, MAY DETERMINE, TO BE CONDUCTED BY SUCH EXAMINERS AS ARE SATISFACTORY TO THE AGENTS. NOTWITHSTANDING THE FOREGOING, (i) PRIOR TO THE OCCURRENCE OF ANY EVENT OF DEFAULT, THE BORROWER SHALL ONLY BE OBLIGATED TO REIMBURSE THE AGENTS FOR THREE (3) COMMERCIAL FINANCE FIELD EXAMINATIONS IN ANY TWELVE
      (12) MONTH PERIOD, AND (ii) FROM AND AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT, THE AGENTS MAY CAUSE SUCH ADDITIONAL COMMERCIAL FINANCE FIELD EXAMINATIONS TO BE

      UNDERTAKEN AS THE AGENTS, IN THEIR SOLE AND EXCLUSIVE DISCRETION, DEEM NECESSARY OR APPROPRIATE, EACH OF WHICH SHALL BE AT THE BORROWER'S EXPENSE.

      8.9.3. INTENTIONALLY OMITTED.

            (l) Permitted Indebtedness. Section 9.1 is hereby amended by inserting new subparagraphs (i)and (j) in their appropriate place and alphabetical order:

            (i) INDEBTEDNESS PURSUANT TO THE SUBORDINATE FACILITY.

            (j) INDEBTEDNESS PURSUANT TO THE TRADE LIEN AGREEMENT.

            (m) Permitted Liens. Section 9.2 is hereby amended by inserting new subparagraphs (k) and (l) in their appropriate place and alphabetical order:

            (k) LIENS IN CONNECTION WITH AND TO SECURE INDEBTEDNESS PURSUANT TO THE SUBORDINATE FACILITY.

            (l) LIENS IN CONNECTION WITH AND TO SECURE INDEBTEDNESS PURSUANT TO THE TRADE LIEN AGREEMENT; PROVIDED THAT SUCH LIENS ARE SUBJECT TO AN INTERCREDITOR AND LIEN SUBORDINATION AGREEMENT IN FORM AND SUBSTANCE ACCEPTABLE TO THE AGENTS, IN THEIR SOLE AND EXCLUSIVE DISCRETION.

            (n) Revised Financial Performance Covenants.

                  (i) Section 10.1 is hereby deleted in its entirety and the following is inserted in its place:

            "THE BORROWER SHALL MAINTAIN BORROWING AVAILABILITY IN AN AMOUNT GREATER THAN $7,000,000.00 AT ALL TIMES."

                  (ii) Section 10.2 is hereby deleted in its entirety and the following is inserted in its place:

            "THE BORROWER (i) SHALL NOT SUFFER TO OCCUR AT ANY TIME A VOTE OF THE BORROWER'S SHAREHOLDERS FAILING TO APPROVE OR REJECTING THE CONVERTIBLE FACILITY, (ii) SHALL NOT WITHDRAW THE PROXY STATEMENT RELATING TO THE CONVERTIBLE FACILITY, AND (iii) SHALL HAVE RECEIVED NET PROCEEDS FROM THE CONSUMMATION OF THE CONVERTIBLE FACILITY IN AN AMOUNT NOT LESS THAN $18,000,000.00 (AFTER REPAYMENT OF THE AMOUNTS DUE ON THE SUBORDINATE FINANCING) ON OR BEFORE DECEMBER 30, 2005 OR, IF THE SECURITIES EXCHANGE COMMISSION DETERMINES TO CONDUCT A REVIEW OF THE CONVERTIBLE FACILITY, JANUARY 31, 2006."

                  (iii) Section 10.3 is hereby deleted in its entirety and the following is inserted in its place:

            "NO SOONER THAN NINETY (90) NOR LATER THAN THIRTY (30) DAYS PRIOR TO THE END OF EACH OF THE BORROWER'S FISCAL YEARS, THE BORROWER SHALL HAVE DELIVERED TO THE ADMINISTRATIVE AGENT A BUSINESS PLAN COVERING THE SUCCEEDING FISCAL YEAR, IN FORM AND SCOPE ACCEPTABLE TO THE AGENTS, IN THE AGENTS' SOLE AND EXCLUSIVE DISCRETION, DEMONSTRATING ADEQUATE LIQUIDITY FOR THE BORROWER'S BUSINESS OPERATIONS THROUGH THE END OF THAT SUCCEEDING FISCAL YEAR."

                  (iv) Section 10.4 is hereby deleted in its entirety and the following is inserted in its place:

                        "INTENTIONALLY OMITTED."

                  (v) Section 10.5 is hereby deleted in its entirety and the following is inserted in its place:

                        "INTENTIONALLY OMITTED."

            (o) Private Label Credit Cards. Section 8.16 is hereby deleted in its entirety and the following is inserted in its place:

            PRIVATE LABEL CREDIT CARD PROGRAM. THE BORROWER WILL MAINTAIN IN EFFECT AT ALL TIMES CREDIT PROGRAMS PROVIDED BY PERSONS OTHER THAN THE BORROWER AND ITS SUBSIDIARIES WHICH ARE NON-RECOURSE TO THE BORROWER AND ITS SUBSIDIARIES.

            (p) Distributions.

                  (i) The provisions of Section 9.4 are hereby deleted in their entirety and the following are inserted in their place:

            DISTRIBUTIONS. THE BORROWER WILL NOT MAKE ANY DISTRIBUTIONS, EXCEPT FOR (i) DISTRIBUTIONS TO EXISTING SHAREHOLDERS TO "CASH OUT" FRACTIONAL SHARES AND SIMILAR MATTERS INCIDENTAL TO THE CONVERTIBLE FACILITY, AND (ii) EITHER (x) DISTRIBUTIONS TO EFFECT REPURCHASES OF ANY OF THE BORROWER'S COMMON STOCK, OR (y) CASH DISTRIBUTIONS; PROVIDED THAT, WITH RESPECT TO EITHER THE DISTRIBUTIONS TO EFFECT REPURCHASES OF THE BORROWER'S COMMON STOCK OR THE CASH DISTRIBUTIONS DESCRIBED IN THIS CLAUSE (II): (A) SUCH DISTRIBUTIONS MAY BE MADE ONLY ONCE DURING ANY TWELVE (12) MONTH PERIOD, AND THEN ONLY WITHIN THE SIXTY (60) DAY PERIOD AFTER THE DELIVERY BY THE BORROWER OF ITS YEAR END AUDITED FINANCIAL STATEMENTS, WITH THE FIRST SUCH DISTRIBUTION NOT TO BE MADE UNTIL AFTER THE DELIVERY OF THE FISCAL YEAR END JANUARY 31, 2007 AUDITED FINANCIAL STATEMENTS; (B) AT THE TIME OF THE MAKING THE PROPOSED DISTRIBUTION THE BORROWER IS NOT THEN IN DEFAULT AND NO EVENT OF DEFAULT HAS OCCURRED OR IS CONTINUING, NOR WOULD THE MAKING OF THE PROPOSED DISTRIBUTION CAUSE THE BORROWER TO BE IN DEFAULT OR CAUSE AN EVENT OF DEFAULT; (C) IMMEDIATELY AFTER GIVING EFFECT TO THE PROPOSED DISTRIBUTION, (1) THE BORROWER WOULD HAVE EXCESS BORROWING AVAILABILITY OF AT LEAST $22,000,000.00, AND (2) THE BORROWER IS PROJECTED TO MAINTAIN EXCESS BORROWING AVAILABILITY OF NOT LESS THAN $22,000,000.00 AT ALL TIMES ON A PRO FORMA BASIS FOR THE SUCCEEDING TWELVE (12) MONTH PERIOD (AS SATISFACTORILY ESTABLISHED PURSUANT TO PROJECTIONS REVIEWED AND APPROVED BY THE AGENTS, IN THEIR SOLE AND EXCLUSIVE DISCRETION); AND
            (D) IMMEDIATELY AFTER GIVING EFFECT TO THE PROPOSED DISTRIBUTION, THE BORROWER WOULD HAVE MAINTAINED A FIXED CHARGE COVERAGE RATIO AS DEFINED BELOW, ON A TRAILING 12 MONTH BASIS, OF NOT LESS THAN 1.2X (AS SATISFACTORILY ESTABLISHED PURSUANT TO A COMPLIANCE CERTIFICATE EXECUTED BY THE BORROWER'S CHIEF FINANCIAL OFFICER AND SUBMITTED TO, AND APPROVED BY THE AGENTS, IN THEIR SOLE AND EXCLUSIVE DISCRETION, INCLUDING ALL CALCULATIONS RELEVANT THERETO). AS USED HEREIN, THE TERM "FIXED CHARGE COVERAGE RATIO" SHALL BE THE RESULT OF (i) CONSOLIDATED EBITDA FOR THE TRAILING 12 MONTH PERIOD MINUS CAPITAL EXPENDITURES AND CASH TAXES DIVIDED BY (ii) THE SUM OF CASH INTEREST EXPENSE, PRINCIPAL PAYMENTS ON INDEBTEDNESS, PAYMENTS ON CAPITAL LEASES (WITHOUT DUPLICATION), AND DISTRIBUTIONS OTHERWISE PERMITTED HEREIN.

                  (ii) The last sentence of Section 7.5.1 is hereby deleted and the following is inserted in its place:

            EXCEPT AS EXPRESSLY PERMITTED BY SECTION 9.4, SINCE THE BALANCE SHEET DATE, THE BORROWER HAS NOT MADE ANY DISTRIBUTION.

            (q) Section 9.5.2 of the Agreement, "Disposition of Assets," is hereby amended by deleting the figure "80%" contained therein, and substituting the figure "85%" in its place.

            (r) Conforming Amendments.

                  (i) Section 5.8.1 of the Agreement is hereby deleted in its entirety and the following is inserted in its place:

      5.8.1 ASSET DISPOSITION PREPAYMENT. THE BORROWER SHALL PAY TO THE ADMINISTRATIVE AGENT, FOR THE ACCOUNTS OF THE BANKS (EACH, AN "ASSET DISPOSITION PREPAYMENT"), IMMEDIATELY UPON THE RECEIPT BY THE BORROWER OF THE PROCEEDS OF ANY ASSET DISPOSITIONS, AN AMOUNT EQUAL TO ONE HUNDRED PERCENT (100%) OF THE NET PROCEEDS RECEIVED BY THE BORROWER IN CONNECTION WITH SUCH ASSET DISPOSITION.

                  (ii) Section 5.8.2 of the Agreement, New Issuance Prepayment, is hereby amended by:

                        (1) Deleting the phrase "within ten (10) days" contained
            therein, and substituting the phrase "IMMEDIATELY" in its place.

                        (2) Deleting the phrase "fifty percent 50%" contained
            therein, and substituting the phrase "ONE HUNDRED PERCENT (100%)" in its place.

                  (iii) Section 5.8.3 of the Agreement is hereby deleted in its entirety and the following is inserted in its place:

      5.8.3 APPLICATIONS OF MANDATORY PREPAYMENTS. EACH ASSET DISPOSITION PREPAYMENT OR NEW ISSUANCE PREPAYMENT (COLLECTIVELY, "MANDATORY PREPAYMENTS") RECEIVED BY THE ADMINISTRATIVE AGENT SHALL BE APPLIED TO THE OBLIGATIONS AS FOLLOWS:

      (i) FIRST, TO PAY ALL FEES AND EXPENSES THEN DUE AND PAYABLE UNDER THIS CREDIT AGREEMENT (INCLUDING FEES AND EXPENSES FOR CASH MANAGEMENT, BUT EXCLUDING THE EARLY TERMINATION FEE);

      (ii) SECOND, TO PAY ALL PERMITTED OVERADVANCES, PLUS ALL ACCRUED AND UNPAID INTEREST THEREON;

      (iii) THIRD, TO PAY ALL ACCRUED AND UNPAID INTEREST ON THE REVOLVING CREDIT LOANS (INCLUDING LOANS UNDER THE ACCOMMODATION FACILITY);

      (iv) FOURTH, TO CASH COLLATERALIZE ALL REIMBURSEMENT OBLIGATIONS, INCLUDING 102% OF THE FACE AMOUNT OF ALL OUTSTANDING LETTERS OF CREDIT;

      (v) FIFTH, TO REPAY THE REVOLVING CREDIT LOANS (OTHER THAN UNDER THE ACCOMMODATION FACILITY) WHICH ARE BASE RATE LOANS;

      (vi) SIXTH, TO REPAY THE REVOLVING CREDIT LOANS (OTHER THAN UNDER THE ACCOMMODATION FACILITY) WHICH ARE LIBOR LOANS;

      (vii) SEVENTH, TO REPAY ALL OTHER OBLIGATIONS (OTHER THAN ANY EARLY TERMINATION FEE) DUE AND OWING TO THE AGENTS AND THE BANKS (OTHER THAN THE ACCOMMODATION BANKS UNDER THE ACCOMMODATION FACILITY) UNDER THE LOAN DOCUMENTS;

      (viii) EIGHTH, TO REPAY THE REVOLVING CREDIT LOANS WHICH ARE OUTSTANDING UNDER THE ACCOMMODATION FACILITY;

      (ix) NINTH, TO PAY ANY EARLY TERMINATION FEE DUE AND OWING TO THE BANKS (OTHER THAN THE ACCOMMODATION BANKS UNDER THE ACCOMMODATION FACILITY) UNDER THE LOAN DOCUMENTS;

      (x) TENTH, TO PAY ANY EARLY TERMINATION FEE AND ALL OTHER OBLIGATIONS DUE AND OWING TO THE ACCOMMODATION BANKS UNDER THE LOAN DOCUMENTS; AND

      (xi) ELEVENTH, TO THE BORROWER'S OPERATING ACCOUNTS.

                  (iv) The first paragraph of Section 5.9(c) of the Agreement is hereby deleted in its entirety and the following is inserted in its place:

      (c) PRIOR TO THE OCCURRENCE OF AN EVENT OF DEFAULT, ALL FUNDS TRANSFERRED TO THE CONCENTRATION ACCOUNTS AND ANY AMOUNTS REQUIRED TO BE REPAID PURSUANT TO Section 5.9(b)(i) SHALL BE APPLIED TO THE OBLIGATIONS AS
      FOLLOWS:

      (A) FIRST, TO PAY ALL FEES AND EXPENSES THEN DUE AND PAYABLE UNDER THIS CREDIT AGREEMENT (INCLUDING FEES AND EXPENSES FOR CASH MANAGEMENT, BUT EXCLUDING ANY EARLY TERMINATION FEE);

      (B) SECOND, TO PAY ALL PERMITTED OVERADVANCES, PLUS ALL ACCRUED AND UNPAID INTEREST THEREON;

      (C) THIRD, TO PAY ALL ACCRUED AND UNPAID INTEREST ON THE REVOLVING CREDIT LOANS (INCLUDING LOANS UNDER THE ACCOMMODATION FACILITY);

      (D) FOURTH, BUT ONLY IN THE CASE OF A REQUIRED REPAYMENT PURSUANT TO
      Section 5.9(b)(i), TO CASH COLLATERALIZE ALL REIMBURSEMENT OBLIGATIONS, INCLUDING 102% OF THE FACE AMOUNT OF ALL OUTSTANDING LETTERS OF CREDIT;

      (E) FIFTH, TO REPAY REVOLVING CREDIT LOANS (OTHER THAN UNDER THE ACCOMMODATION FACILITY) WHICH ARE BASE RATE LOANS;

      (F) SIXTH, TO REPAY REVOLVING CREDIT LOANS (OTHER THAN UNDER THE ACCOMMODATION FACILITY) WHICH ARE LIBOR LOANS;

      (G) SEVENTH, TO REPAY ALL OTHER OBLIGATIONS (OTHER THAN ANY EARLY TERMINATION FEE) DUE AND OWING TO THE AGENTS AND THE BANKS (OTHER THAN THE ACCOMMODATION BANKS UNDER THE ACCOMMODATION FACILITY) UNDER THE LOAN DOCUMENTS;

      (H) EIGHTH, TO REPAY REVOLVING CREDIT LOANS WHICH ARE OUTSTANDING UNDER THE ACCOMMODATION FACILITY;

      (I) NINTH, TO PAY ANY EARLY TERMINATION FEE DUE AND OWING TO THE BANKS (OTHER THAN THE ACCOMMODATION BANKS UNDER THE ACCOMMODATION FACILITY) UNDER THE LOAN DOCUMENTS;

      (J) TENTH, TO PAY ANY EARLY TERMINATION FEE AND ALL OTHER OBLIGATIONS DUE AND OWING TO THE ACCOMMODATION BANKS UNDER THE LOAN DOCUMENTS; AND

      (K) ELEVENTH, TO THE BORROWER'S OPERATING ACCOUNTS.

                  (v) Section 5.10 of the Agreement is hereby deleted in its entirety and the following is inserted in its place:

      5.10 REPAYMENTS OF LOANS AND DISTRIBUTION OF COLLATERAL PROCEEDS AFTER EVENT OF DEFAULT. IN THE EVENT THAT FOLLOWING THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, THE COLLATERAL AGENT, ANY OTHER AGENT OR ANY BANK, AS THE CASE MAY BE, RECEIVES ANY MONIES, WHETHER PURSUANT TO Section 4.4(C), Section 8.14 OR Section 13.4 OR OTHERWISE WITH RESPECT TO THE REALIZATION UPON ANY OF THE COLLATERAL, SUCH MONIES SHALL BE DISTRIBUTED FOR APPLICATION AS FOLLOWS (THE BORROWER HEREBY AUTHORIZING AND CONSENTING TO SUCH APPLICATION):

      (a) FIRST, TO THE PAYMENT OF, OR (AS THE CASE MAY BE) THE REIMBURSEMENT OF THE AGENTS FOR OR IN RESPECT OF ALL REASONABLE COSTS, EXPENSES, DISBURSEMENTS AND LOSSES WHICH SHALL HAVE BEEN INCURRED OR SUSTAINED BY THE AGENTS IN CONNECTION WITH THE COLLECTION OF SUCH MONIES BY THE AGENTS, FOR THE EXERCISE, PROTECTION OR ENFORCEMENT BY THE COLLATERAL AGENT OF ALL OR ANY OF THE RIGHTS, REMEDIES, POWERS AND PRIVILEGES OF THE COLLATERAL AGENT, FOR THE BENEFIT OF THE AGENTS AND THE BANKS, UNDER THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR IN RESPECT OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, THE FEES AND EXPENSES OF COUNSEL TO THE AGENTS, OR IN SUPPORT OF ANY PROVISION OF ADEQUATE INDEMNITY TO THE AGENTS AGAINST ANY TAXES OR LIENS WHICH BY LAW SHALL HAVE, OR MAY HAVE, PRIORITY OVER THE RIGHTS OF THE AGENTS TO SUCH MONIES;

      (b) SECOND, TO PAY ALL PERMITTED OVERADVANCES, PLUS ALL ACCRUED AND UNPAID INTEREST THEREON;

      (c) THIRD, TO PAY ALL ACCRUED AND UNPAID INTEREST ON THE REVOLVING CREDIT LOANS (INCLUDING LOANS UNDER THE ACCOMMODATION FACILITY);

      (d) FOURTH, TO CASH COLLATERALIZE ALL REIMBURSEMENT OBLIGATIONS, INCLUDING 102% OF THE FACE AMOUNT OF ALL OUTSTANDING LETTERS OF CREDIT;

      (e) FIFTH, TO REPAY THE REVOLVING CREDIT LOANS (OTHER THAN UNDER THE ACCOMMODATION FACILITY) WHICH ARE BASE RATE LOANS;

      (f) SIXTH, TO REPAY THE REVOLVING CREDIT LOANS (OTHER THAN UNDER THE ACCOMMODATION FACILITY) WHICH ARE LIBOR LOANS;

      (g) SEVENTH, TO REPAY ALL OTHER OBLIGATIONS (OTHER THAN ANY EARLY TERMINATION FEE) DUE AND OWING TO THE AGENTS AND THE BANKS (OTHER THAN THE ACCOMMODATION BANKS UNDER THE ACCOMMODATION FACILITY) UNDER THE LOAN DOCUMENTS;

      (h) EIGHTH, TO REPAY THE REVOLVING CREDIT LOANS WHICH ARE OUTSTANDING UNDER THE ACCOMMODATION FACILITY;

      (i) NINTH, TO PAY ANY EARLY TERMINATION FEE DUE AND OWING TO THE BANKS (OTHER THAN THE ACCOMMODATION BANKS UNDER THE ACCOMMODATION FACILITY) UNDER THE LOAN DOCUMENTS;

      (j) TENTH, TO PAY ANY EARLY TERMINATION FEE AND ANY OTHER OBLIGATIONS DUE AND OWING TO THE ACCOMMODATION BANKS UNDER THE LOAN DOCUMENTS;

      (j) ELEVENTH, UPON PAYMENT AND SATISFACTION IN FULL OR OTHER PROVISIONS FOR PAYMENT IN FULL SATISFACTORY TO EACH OF THE BANKS AND THE AGENTS OF ALL OF THE OBLIGATIONS, TO THE PAYMENT OF ANY UNPAID OBLIGATIONS REQUIRED TO BE PAID PURSUANT TO Section 9-615(a) OF THE UNIFORM COMMERCIAL CODE OF THE STATE OF ILLINOIS; AND

      (k) TWELFTH, THE EXCESS, IF ANY, SHALL BE RETURNED TO THE BORROWER OR TO SUCH OTHER PERSONS AS ARE ENTITLED THERETO.

      ALL DISTRIBUTIONS IN RESPECT OF (i) SUCH OBLIGATIONS SHALL BE MADE PARI PASSU AMONG OBLIGATIONS WITH RESPECT TO THE AGENTS' FEES PAYABLE PURSUANT TO Section 5.12, AND ALL OTHER OBLIGATIONS AND (ii) OBLIGATIONS OWING TO THE BANKS WITH RESPECT TO EACH TYPE OF OBLIGATION UNDER EACH OF THE CATEGORIES SPECIFIED

      ABOVE SUCH AS INTEREST, PRINCIPAL, FEES AND EXPENSES, SHALL BE MADE AMONG THE BANKS ENTITLED THERETO PRO RATA, IN ACCORDANCE WITH THEIR RESPECTIVE COMMITMENT PERCENTAGES (OR IN THE CASE OF THE ACCOMMODATION BANKS, IN ACCORDANCE WITH THEIR RESPECTIVE SHARE OF THE ACCOMMODATION FACILITY COMMITMENT AMOUNT); AND PROVIDED, FURTHER, THAT THE AGENTS MAY IN THEIR DISCRETION MAKE PROPER ALLOWANCE TO TAKE INTO ACCOUNT ANY OBLIGATIONS NOT THEN DUE AND PAYABLE.

                  (vi) Section 5.22 is hereby deleted in its entirety and the following is inserted in its place:

                        [INTENTIONALLY OMITTED.]

                  (vii) Section 13.1 of the Agreement is amended by the deletion of the following sentence at the end thereof which was added pursuant to the Third Amendment:

                  (viii) "EACH ACCOMMODATION BANK SHALL HAVE THE RIGHT, EXERCISABLE AT ANY TIME AFTER 60 DAYS FOLLOWING AN EVENT OF DEFAULT ARISING FROM THE BREACH BY THE BORROWER OF THE COVENANT CONTAINED IN
      SECTION 10.4 BY NOTICE TO THE ADMINISTRATIVE AGENT, TO DIRECT THE ADMINISTRATIVE AGENT TO DECLARE ALL AMOUNTS OWING WITH RESPECT TO THIS CREDIT AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS AND ALL REIMBURSEMENT OBLIGATIONS IMMEDIATELY DUE AND PAYABLE."

                  (ix) Section 13.1(f) is hereby deleted in its entirety and the following is inserted in its place:

      (f) THE BORROWER OR ANY OF ITS SUBSIDIARIES SHALL (i) FAIL TO PAY AT MATURITY, OR WITHIN ANY APPLICABLE PERIOD OF GRACE, ANY OBLIGATION FOR BORROWED MONEY OR CREDIT RECEIVED OR IN RESPECT OF ANY CAPITALIZED LEASES, OR (ii) FAIL TO OBSERVE OR PERFORM ANY MATERIAL TERM, COVENANT, OR AGREEMENT CONTAINED IN ANY AGREEMENT BY WHICH IT IS BOUND, EVIDENCING OR SECURING BORROWED MONEY OR CREDIT RECEIVED, OR IN RESPECT OF ANY CAPITALIZED LEASES, IN EACH CASE UNDER THIS SUBPARAGRAPH (f) IN EXCESS OF $1,000,000.00, INCLUDING WITHOUT LIMITATION, UNDER THE SUBORDINATE FACILITY OR UNDER THE TRADE LIEN TERM SHEET OR THE TRADE LIEN AGREEMENT, FOR SUCH PERIOD OF TIME AS WOULD PERMIT (ASSUMING THE GIVING OF APPROPRIATE NOTICE IF REQUIRED) THE HOLDER OR HOLDERS THEREOF OR OF ANY OBLIGATIONS ISSUED THEREUNDER TO ACCELERATE THE MATURITY THEREOF, WHETHER OR NOT ANY SUCH ACCELERATION HAS TAKEN PLACE;

                  (x) Section 13.2 of the Agreement is amended by the deletion of the following sentence at the end thereof which was added pursuant to the Third Amendment:

      "EACH ACCOMMODATION BANK SHALL HAVE THE RIGHT, EXERCISABLE AT ANY TIME AFTER 60 DAYS FOLLOWING AN EVENT OF DEFAULT ARISING FROM THE BREACH BY THE BORROWER OF THE COVENANT CONTAINED IN SECTION 10.4 BY NOTICE TO THE ADMINISTRATIVE AGENT, TO DIRECT THE ADMINISTRATIVE AGENT TO NOTIFY THE BORROWER TO TERMINATE THE UNUSED PORTION OF THE CREDIT UNDER THIS CREDIT AGREEMENT."

                  (xi) Section 13.3 of the Agreement is amended by the deletion of the following sentence at the end thereof which was added pursuant to the Third Amendment:

      "EACH ACCOMMODATION BANK SHALL HAVE THE RIGHT, EXERCISABLE AT ANY TIME AFTER (i) 60 DAYS FOLLOWING AN EVENT OF DEFAULT ARISING FROM THE BREACH BY THE BORROWER OF THE COVENANT CONTAINED IN SECTION 10.4 OR (ii) THE OCCURRENCE OF AN EVENT OF DEFAULT SPECIFIED IN Sections 13.1(g) OR 13.1
      (h), TO PROCEED (OR BY NOTICE TO THE ADMINISTRATIVE AGENT TO DIRECT THE ADMINISTRATIVE AGENT TO SO PROCEED) TO PROTECT AND ENFORCE ITS RIGHTS BY SUIT IN EQUITY, ACTION AT LAW, OR OTHER APPROPRIATE PROCEEDING , WHETHER FOR THE SPECIFIC PERFORMANCE OF ANY COVENANT OR AGREEMENT CONTAINED IN THIS CREDIT AGREEMENT AND THE OTHER

      LOAN DOCUMENTS OR ANY INSTRUMENT PURSUANT TO WHICH THE OBLIGATIONS ARE EVIDENCED, INCLUDING AS PERMITTED BY APPLICABLE LAW THE OBTAINING OF THE EX PARTE APPOINTMENT OF A RECEIVER, AND IF SUCH AMOUNT SHALL HAVE BECOME DUE, BY DECLARATION OR OTHERWISE, PROCEED TO ENFORCE THE PAYMENT THEREOF OR ANY OTHER LEGAL OR EQUITABLE RIGHT OF AGENTS AND BANKS."

            (s) Accommodation Banks. Section 19.10 of the Agreement is hereby deleted in its entirety and the following is inserted in its place:

      19.10 THE INITIAL ACCOMMODATION BANKS (LASALLE AND BACK BAY) AGREE THAT, EXCEPT IN THE CASE OF A BUYOUT AND REPLACEMENT OF A "NON-CONSENTING BANK" PURSUANT TO SECTION 26 OF THIS AGREEMENT:

      (a) SO LONG AS LASALLE HOLDS ITS ENTIRE INITIAL INTEREST AS OF THE FOURTH AMENDMENT CLOSING DATE IN THE LOANS UNDER THE ACCOMMODATION FACILITY FOR ITS OWN ACCOUNT, BACK BAY (OR AN AFFILIATE OF BACK BAY) SHALL AT ALL TIMES CONTINUE TO HOLD ITS ENTIRE INITIAL INTEREST IN THE LOANS UNDER THE ACCOMMODATION FACILITY FOR ITS OWN ACCOUNT.

      (b) LASALLE MAY SELL OR ASSIGN A PORTION OF ITS INITIAL INTEREST AS OF THE FOURTH AMENDMENT CLOSING DATE IN THE LOANS UNDER THE ACCOMMODATION FACILITY, SO LONG AS: (i) BACK BAY SHALL HAVE A CORRESPONDING RIGHT TO SELL OR ASSIGN AN EQUAL PORTION OF ITS INITIAL INTEREST IN THE LOANS UNDER THE ACCOMMODATION FACILITY TO THE PROPOSED PURCHASER OR ASSIGNEE; (ii) ANY SUCH PURCHASER OR ASSIGNEE SHALL ALSO SIMULTANEOUSLY BE PURCHASING AN INTEREST IN THE REVOLVING LOANS AS WELL; AND (iii) LASALLE AT ALL TIMES MUST CONTINUE TO HOLD NOT LESS THAN $1,000,000.00 OF LOANS UNDER THE ACCOMMODATION FACILITY.

      FOR PURPOSES OF CLARITY AND THE AVOIDANCE OF DOUBT, THE FOREGOING SHALL NOT RESTRICT THE RIGHT OF ANY BANK WHICH IS A BANK HEREUNDER AS OF THE FOURTH AMENDMENT CLOSING DATE FROM SELLING OR ASSIGNING A PORTION OF ITS INTEREST IN THE REVOLVING CREDIT LOANS AS OTHERWISE PROVIDED HEREIN.

            (t) Agency, Voting, and Consent. The provisions of Section 15 of the Agreement are hereby deleted in their entirety and the following provisions are inserted in their place. In addition, to the extent that any provisions of the Agreement are inconsistent with Section 15 as amended hereby, the following provisions shall control:

      15.1. APPOINTMENT OF THE AGENTS.

      (a) EACH BANK APPOINTS AND DESIGNATES LASALLE BANK NATIONAL ASSOCIATION AS THE "ADMINISTRATIVE AGENT," BANK OF AMERICA, N. A. AS "MANAGING AGENT", AND BACK BAY CAPITAL FUNDING LLC, AS "ACCOMMODATION FACILITY AGENT" HEREUNDER AND UNDER THE LOAN DOCUMENTS.

      (b) EACH BANK AUTHORIZES THE AGENTS:

            (i) TO EXECUTE THOSE OF THE LOAN DOCUMENTS AND ALL OTHER INSTRUMENTS RELATING THERETO TO WHICH THE AGENTS ARE A PARTY.

            (ii) TO TAKE SUCH ACTION ON BEHALF OF THE BANKS AND TO EXERCISE ALL SUCH POWERS AS ARE EXPRESSLY DELEGATED TO THE AGENTS HEREUNDER AND IN THE LOAN DOCUMENTS AND ALL RELATED DOCUMENTS, TOGETHER WITH SUCH OTHER POWERS AS ARE REASONABLY INCIDENTAL THERETO.

      15.2 RESPONSIBILITIES OF AGENTS.

      (a) THE AGENTS SHALL NOT HAVE ANY DUTIES OR RESPONSIBILITIES TO, OR ANY FIDUCIARY RELATIONSHIP WITH, ANY BANK EXCEPT FOR THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT.

      (b) NEITHER THE AGENTS NOR ANY OF THEIR AFFILIATES SHALL BE RESPONSIBLE TO ANY BANK FOR ANY OF THE FOLLOWING:

            (i) ANY RECITALS, STATEMENTS, REPRESENTATIONS OR WARRANTIES MADE BY THE BORROWER OR ANY OTHER PERSON.

            (ii) ANY APPRAISALS OR OTHER ASSESSMENTS OF THE ASSETS OF THE BORROWER OR OF ANY OTHER PERSON RESPONSIBLE FOR OR ON ACCOUNT OF THE OBLIGATIONS.

            (iii) THE VALUE, VALIDITY, EFFECTIVENESS, GENUINENESS, ENFORCEABILITY, OR SUFFICIENCY OF THIS AGREEMENT, THE LOAN DOCUMENTS, OR ANY OTHER DOCUMENT REFERRED TO OR PROVIDED FOR THEREIN.

            (iv) ANY FAILURE BY THE BORROWER OR ANY OTHER PERSON (OTHER THAN THAT AGENT) TO PERFORM ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

      (c) THE AGENTS MAY EMPLOY ATTORNEYS, ACCOUNTANTS, AND OTHER PROFESSIONALS AND AGENTS AND ATTORNEYS IN FACT AND SHALL NOT BE RESPONSIBLE FOR THE NEGLIGENCE OR MISCONDUCT OF ANY SUCH ATTORNEYS, ACCOUNTANTS, AND OTHER PROFESSIONALS OR AGENTS OR ATTORNEYS IN FACT SELECTED BY THE AGENTS WITH REASONABLE CARE. NO SUCH ATTORNEY, ACCOUNTANT, OTHER PROFESSIONAL, AGENT, OR ATTORNEY IN FACT SHALL BE RESPONSIBLE FOR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY ANY OTHER SUCH PERSON.

      (d) NEITHER THE AGENTS, NOR ANY OF THEIR DIRECTORS, OFFICERS, OR EMPLOYEES SHALL BE RESPONSIBLE FOR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY ANY OTHER OF THEM IN CONNECTION HEREWITH IN RELIANCE UPON ADVICE OF ITS COUNSEL NOR, IN ANY OTHER EVENT EXCEPT FOR ANY ACTION TAKEN OR OMITTED TO BE TAKEN AS TO WHICH A FINAL JUDICIAL DETERMINATION HAS BEEN OR IS MADE (IN A PROCEEDING IN WHICH SUCH PERSON HAS HAD AN OPPORTUNITY TO BE HEARD) THAT SUCH PERSON HAD ACTED IN A GROSSLY NEGLIGENT MANNER, IN ACTUAL BAD FAITH, OR IN WILLFUL MISCONDUCT.

      (e) THE AGENTS SHALL NOT HAVE ANY RESPONSIBILITY IN ANY EVENT FOR MORE FUNDS THAN THE AGENTS ACTUALLY RECEIVE AND COLLECT. (f) THE AGENTS, IN THEIR SEPARATE CAPACITY AS A BANK, SHALL HAVE THE SAME RIGHTS AND POWERS HEREUNDER AS ANY OTHER BANK.

      15.3 CONCERNING DISTRIBUTIONS BY THE AGENTS.

      (a) THE AGENTS IN THE AGENTS' REASONABLE DISCRETION BASED UPON THE AGENTS' DETERMINATION OF THE LIKELIHOOD THAT ADDITIONAL PAYMENTS WILL BE RECEIVED, EXPENSES INCURRED, AND/OR CLAIMS MADE BY THIRD PARTIES TO ALL OR A PORTION OF SUCH PROCEEDS, MAY DELAY THE DISTRIBUTION OF ANY PAYMENT RECEIVED ON ACCOUNT OF THE OBLIGATIONS.

      (b) THE AGENTS MAY DISBURSE FUNDS PRIOR TO DETERMINING THAT THE SUMS WHICH THE AGENTS EXPECT TO RECEIVE HAVE BEEN FINALLY AND UNCONDITIONALLY PAID TO THE AGENTS. IF AND TO THE EXTENT THAT THE AGENTS DO DISBURSE FUNDS AND IT LATER BECOMES APPARENT THAT THE AGENTS DID NOT THEN RECEIVE A PAYMENT IN AN AMOUNT EQUAL TO THE SUM PAID OUT, THEN ANY BANK TO WHOM THE AGENTS MADE THE FUNDS AVAILABLE, ON DEMAND FROM THE AGENTS, SHALL REFUND TO THE AGENTS THE SUM PAID TO THAT PERSON.

      (c) IF, IN THE OPINION OF THE AGENTS, THE DISTRIBUTION OF ANY AMOUNT RECEIVED BY THE AGENTS MIGHT INVOLVE THE AGENTS IN LIABILITY, OR MIGHT BE PROHIBITED HEREBY, OR MIGHT BE QUESTIONED BY ANY PERSON, THEN THE AGENTS MAY REFRAIN FROM MAKING DISTRIBUTION UNTIL THE AGENTS' RIGHT TO MAKE DISTRIBUTION HAS BEEN ADJUDICATED BY A COURT OF COMPETENT JURISDICTION.

      (d) THE PROCEEDS OF ANY BANK'S EXERCISE OF ANY RIGHT OF, OR IN THE NATURE OF, SET OFF SHALL BE FIRST, TO THE EXTENT THAT A BANK IS ENTITLED TO ANY DISTRIBUTION HEREUNDER, DEEMED TO CONSTITUTE SUCH

      DISTRIBUTION AND SECOND, SHARED WITH THE OTHER BANKS AS IF DISTRIBUTED PURSUANT TO (AND SHALL BE DEEMED AS DISTRIBUTIONS UNDER, THIS AGREEMENT.

      (e) IN THE EVENT THAT (x) A COURT OF COMPETENT JURISDICTION SHALL ADJUDGE THAT ANY AMOUNT RECEIVED AND DISTRIBUTED BY THE AGENTS IS TO BE REPAID OR DISGORGED OR (y) THOSE BANKS ADVERSELY AFFECTED THEREBY DETERMINE TO EFFECT SUCH REPAYMENT OR DISGORGEMENT, THEN EACH BANK TO WHICH ANY SUCH DISTRIBUTION SHALL HAVE BEEN MADE SHALL REPAY, TO THE AGENTS WHICH HAD MADE SUCH DISTRIBUTION, THAT BANK'S PRO RATA SHARE OF THE AMOUNT SO ADJUDGED OR DETERMINED TO BE REPAID OR DISGORGED.

      15.4 DISTRIBUTIONS OF NOTICES AND OTHER DOCUMENTS. EACH AGENT WILL FORWARD TO EACH BANK, PROMPTLY AFTER THAT AGENT'S RECEIPT THEREOF, A COPY OF EACH NOTICE OR OTHER DOCUMENT FURNISHED TO THE AGENTS PURSUANT TO THIS AGREEMENT, INCLUDING BORROWING BASE REPORTS, AND ANNUAL FINANCIAL STATEMENTS RECEIVED FROM THE BORROWER PURSUANT TO THIS AGREEMENT, OTHER THAN ANY OF THE FOLLOWING:

      (a) ROUTINE COMMUNICATIONS ASSOCIATED WITH REQUESTS FOR REVOLVING CREDIT LOANS AND/OR THE ISSUANCE OF LETTERS OF CREDIT.

      (b) ROUTINE OR NONMATERIAL COMMUNICATIONS.

      (c) ANY NOTICE OR DOCUMENT REQUIRED BY ANY OF THE LOAN DOCUMENTS TO BE FURNISHED TO THE BANKS BY THE BORROWER.

      (d) ANY NOTICE OR DOCUMENT OF WHICH ANY AGENTS HAS KNOWLEDGE THAT SUCH NOTICE OR DOCUMENT HAD BEEN FORWARDED TO THE BANKS OTHER THAN BY THE AGENTS.

      15.5 CONFIDENTIAL INFORMATION.

      (a) EACH BANK WILL MAINTAIN, AS CONFIDENTIAL, ALL OF THE FOLLOWING:

            (i) PROPRIETARY APPROACHES, TECHNIQUES, AND METHODS OF ANALYSIS WHICH ARE APPLIED BY THE AGENTS IN THE ADMINISTRATION OF THE CREDIT FACILITY CONTEMPLATED BY THIS AGREEMENT.

            (ii) PROPRIETARY FORMS AND FORMATS UTILIZED BY THE AGENTS IN PROVIDING REPORTS TO THE BANKS PURSUANT HERETO, WHICH FORMS OR FORMATS ARE NOT OF GENERAL CURRENCY.

            (iii) THE RESULTS OF FINANCIAL EXAMINATIONS, REVIEWS, INVENTORIES, ANALYSIS, APPRAISALS, AND OTHER INFORMATION CONCERNING, RELATING TO, OR IN RESPECT OF THE BORROWER AND PREPARED BY OR AT THE REQUEST OF, OR FURNISHED TO ANY OF, THE BANKS BY OR ON BEHALF OF THE AGENTS.

      (b) NOTHING INCLUDED HEREIN SHALL PROHIBIT THE DISCLOSURE OF ANY SUCH INFORMATION AS MAY BE REQUIRED TO BE PROVIDED BY JUDICIAL PROCESS OR BY REGULATORY AUTHORITIES HAVING JURISDICTION OVER ANY PARTY TO THIS AGREEMENT.

      15.6 RELIANCE BY AGENTS. THE AGENTS SHALL BE ENTITLED TO RELY UPON ANY CERTIFICATE, NOTICE OR OTHER DOCUMENT (INCLUDING ANY CABLE, TELEGRAM, TELEX, OR FACSIMILE) REASONABLY BELIEVED BY THE AGENTS TO BE GENUINE AND CORRECT AND TO HAVE BEEN SIGNED OR SENT BY OR ON BEHALF OF THE PROPER PERSON OR PERSONS, AND UPON ADVICE AND STATEMENTS OF ATTORNEYS, ACCOUNTANTS AND OTHER EXPERTS SELECTED BY THE AGENTS. AS TO ANY MATTERS NOT EXPRESSLY PROVIDED FOR IN THIS AGREEMENT, ANY LOAN DOCUMENT, OR IN ANY OTHER DOCUMENT REFERRED TO THEREIN, THE AGENTS SHALL IN ALL EVENTS BE FULLY PROTECTED IN ACTING, OR IN REFRAINING FROM ACTING, IN ACCORDANCE WITH THE APPLICABLE CONSENT REQUIRED BY THIS AGREEMENT. INSTRUCTIONS GIVEN WITH THE REQUISITE CONSENT SHALL BE BINDING ON ALL BANKS.

      15.7 NON-RELIANCE ON AGENTS AND OTHER BANKS.

      (a) EACH BANK REPRESENTS TO ALL OTHER BANKS AND TO THE AGENTS THAT SUCH
      BANK:

            (i) INDEPENDENTLY AND WITHOUT RELIANCE ON ANY REPRESENTATION OR ACT BY AGENTS OR BY ANY OTHER BANK, AND BASED ON SUCH DOCUMENTS AND INFORMATION AS THAT BANK HAS DEEMED APPROPRIATE, HAS MADE SUCH BANK'S OWN APPRAISAL OF THE FINANCIAL CONDITION AND AFFAIRS OF THE BORROWER AND DECISION TO ENTER INTO THIS AGREEMENT.

            (ii) HAS RELIED UPON THAT BANK'S REVIEW OF THE LOAN DOCUMENTS BY THAT BANK AND BY COUNSEL TO THAT BANK AS THAT BANK DEEMED APPROPRIATE UNDER THE CIRCUMSTANCES.

      (b) EACH BANK AGREES THAT SUCH BANK, INDEPENDENTLY AND WITHOUT RELIANCE UPON THE AGENTS OR ANY OTHER BANK, AND BASED UPON SUCH DOCUMENTS AND INFORMATION AS SUCH BANK SHALL DEEM APPROPRIATE AT THE TIME, WILL CONTINUE TO MAKE SUCH BANK'S OWN APPRAISALS OF THE FINANCIAL CONDITION AND AFFAIRS OF THE BORROWER WHEN DETERMINING WHETHER TO TAKE OR NOT TO TAKE ANY DISCRETIONARY ACTION UNDER THIS AGREEMENT.

      (c) THE AGENTS, IN THE DISCHARGE OF THAT AGENTS' DUTIES HEREUNDER, SHALL
      NOT

            (i) BE REQUIRED TO MAKE INQUIRY OF, OR TO INSPECT THE PROPERTIES OR BOOKS OF, ANY PERSON.

            (ii) HAVE ANY RESPONSIBILITY FOR THE ACCURACY OR COMPLETENESS OF ANY FINANCIAL EXAMINATION, REVIEW, INVENTORY, ANALYSIS, APPRAISAL, AND OTHER INFORMATION CONCERNING, RELATING TO, OR IN RESPECT OF THE BORROWER AND PREPARED BY OR AT THE REQUEST OF, OR FURNISHED TO ANY OF, THE BANKS BY OR ON BEHALF OF THE AGENTS.

      (d) EXCEPT FOR NOTICES, REPORTS, AND OTHER DOCUMENTS AND INFORMATION EXPRESSLY REQUIRED TO BE FURNISHED TO THE BANKS BY THE AGENTS HEREUNDER, THE AGENTS SHALL NOT HAVE ANY AFFIRMATIVE DUTY OR RESPONSIBILITY TO PROVIDE ANY BANK WITH ANY CREDIT OR OTHER INFORMATION CONCERNING ANY PERSON, WHICH INFORMATION MAY COME INTO THE POSSESSION OF AGENTS OR ANY AFFILIATE OF THE AGENTS.

      (e) EACH BANK, AT SUCH BANK'S REQUEST, SHALL HAVE REASONABLE ACCESS TO ALL NON-PRIVILEGED DOCUMENTS IN THE POSSESSION OF THE AGENTS, WHICH DOCUMENTS RELATE TO THE AGENTS' PERFORMANCE OF THEIR DUTIES HEREUNDER.

      15.8 INDEMNIFICATION.

            WITHOUT LIMITING THE LIABILITIES OF THE BORROWER UNDER ANY THIS OR ANY OF THE OTHER LOAN DOCUMENTS, EACH BANK SHALL INDEMNIFY THE AGENTS, PRO RATA, FOR ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER (INCLUDING ATTORNEYS' REASONABLE FEES AND EXPENSES AND OTHER OUT OF POCKET EXPENDITURES) WHICH MAY AT ANY TIME BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE AGENTS AND IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY DOCUMENTS CONTEMPLATED BY OR REFERRED TO THEREIN OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ENFORCEMENT OF ANY OF TERMS HEREOF OR THEREOF OR OF ANY SUCH OTHER DOCUMENTS, PROVIDED, HOWEVER, NO BANK SHALL BE LIABLE FOR ANY OF THE FOREGOING TO THE EXTENT THAT ANY OF THE FOREGOING ARISES FROM ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE AGENTS AS TO WHICH A FINAL JUDICIAL DETERMINATION HAS BEEN OR IS MADE (IN A PROCEEDING IN WHICH EACH AGENT HAS HAD AN OPPORTUNITY TO BE HEARD) THAT THE AGENTS HAD ACTED IN A GROSSLY NEGLIGENT MANNER, IN ACTUAL BAD FAITH, OR IN WILLFUL MISCONDUCT.

      15.9 RESIGNATION OF AGENTS.

      (a) ANY AGENT MAY RESIGN AT ANY TIME BY GIVING SIXTY (60) DAYS PRIOR WRITTEN NOTICE THEREOF TO THE BANKS AND THE BORROWER. UPON RECEIPT OF ANY SUCH NOTICE OF RESIGNATION BY LASALLE BANK NATIONAL ASSOCIATION, BANK OF AMERICA, N. A. SHALL BE APPOINTED SUCCESSOR ADMINISTRATIVE AGENT, AND UPON ANY RESIGNATION BY BANK OF AMERICA, N. A., LASALLE BANK NATIONAL ASSOCIATION SHALL BE APPOINTED SUCCESSOR MANAGING AGENT. IN THE EVENT THAT EITHER OR BOTH OF BANK OF AMERICA, N. A. OR LASALLE BANK NATIONAL ASSOCIATION DECLINE TO BE SO APPOINTED AS SUCCESSOR AGENT, THE MAJORITY BANKS

      SHALL HAVE THE RIGHT TO APPOINT A SUCCESSOR TO SUCH AGENT (AND IF NO EVENT OF DEFAULT HAS OCCURRED, WITH THE CONSENT OF THE BORROWER, NOT TO BE UNREASONABLY WITHHELD AND, IN ANY EVENT, DEEMED GIVEN BY THE BORROWER IF NO WRITTEN OBJECTION IS PROVIDED BY THE BORROWER TO THE (RESIGNING) AGENT WITHIN SEVEN (7) BUSINESS DAYS NOTICE OF SUCH PROPOSED APPOINTMENT). IF A SUCCESSOR AGENT SHALL NOT HAVE BEEN SO APPOINTED AND ACCEPTED SUCH APPOINTMENT WITHIN 30 DAYS AFTER THE GIVING OF NOTICE BY THE RESIGNING AGENT, THEN THE RESIGNING AGENT IN CONSULTATION WITH THE BORROWER SO LONG AS NO EVENT OF DEFAULT IS THEN CONTINUING MAY APPOINT A SUCCESSOR AGENT, WHICH SHALL BE A FINANCIAL INSTITUTION HAVING A COMBINED CAPITAL AND SURPLUS IN EXCESS OF $200 MILLION. THE CONSENT OF THE BORROWER OTHERWISE REQUIRED BY THIS SECTION (a) SHALL NOT BE REQUIRED IF AN EVENT OF DEFAULT HAS OCCURRED.

      (b) UPON THE ACCEPTANCE OF ANY APPOINTMENT AS AN AGENT HEREUNDER BY A SUCCESSOR AGENT, SUCH SUCCESSOR SHALL THEREUPON SUCCEED TO, AND BECOME VESTED WITH, ALL THE RIGHTS, POWERS, PRIVILEGES, AND DUTIES OF THE (RESIGNING) AGENT SO REPLACED, AND THE (RESIGNING) AGENT SHALL BE DISCHARGED FROM THE (RESIGNING) AGENT'S DUTIES AND OBLIGATIONS HEREUNDER, OTHER THAN ON ACCOUNT OF ANY RESPONSIBILITY FOR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE (RESIGNING) AGENTS AS TO WHICH A FINAL JUDICIAL DETERMINATION HAS BEEN OR IS MADE (IN A PROCEEDING IN WHICH THE (RESIGNING) PERSON HAS HAD AN OPPORTUNITY TO BE HEARD) THAT SUCH PERSON HAD ACTED IN A GROSSLY NEGLIGENT MANNER, IN BAD FAITH, OR IN WILLFUL MISCONDUCT.

      (c) AFTER ANY RETIRING AGENT'S RESIGNATION, THE PROVISIONS OF THIS AGREEMENT AND OF ALL OTHER LOAN DOCUMENTS SHALL CONTINUE IN EFFECT FOR THE RETIRING PERSON'S BENEFIT IN RESPECT OF ANY ACTIONS TAKEN OR OMITTED TO BE TAKEN BY IT WHILE IT WAS ACTING AS AN AGENT.

      15.10 ADMINISTRATION OF CREDIT FACILITIES.

      (a) EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THIS AGREEMENT, EACH AGENT MAY TAKE ANY ACTION WITH RESPECT TO THE CREDIT FACILITY CONTEMPLATED BY THE LOAN DOCUMENTS AS THAT AGENT DETERMINES TO BE APPROPRIATE, PROVIDED, HOWEVER, NO AGENT IS UNDER ANY AFFIRMATIVE OBLIGATION TO TAKE ANY ACTION WHICH IT IS NOT REQUIRED BY THIS AGREEMENT OR THE LOAN DOCUMENTS SPECIFICALLY TO SO TAKE.

      (b) EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THIS AGREEMENT, WHENEVER A LOAN DOCUMENT OR THIS AGREEMENT PROVIDES THAT ACTION MAY BE TAKEN OR OMITTED TO BE TAKEN IN AN AGENT'S DISCRETION, THE AGENTS SHALL HAVE THE SOLE RIGHT IN THEIR REASONABLE JUDGMENT TO TAKE, OR REFRAIN FROM TAKING, SUCH ACTION WITHOUT, AND NOTWITHSTANDING, ANY VOTE OF THE BANKS. THE RIGHTS GRANTED TO THE BANKS WITH RESPECT TO ANY CONSENT SHALL NOT OTHERWISE LIMIT OR IMPAIR THE AGENTS' EXERCISE OF THEIR DISCRETION UNDER THE LOAN DOCUMENTS.

      (c) NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT OR ANY LOAN DOCUMENT, INCLUDING WITHOUT LIMITATION, ANY OTHER PROVISION OF THIS
      SECTION 15:

            (i) ANY MATTER THAT REQUIRES THE CONSENT OF THE REQUIRED BANKS, MAJORITY BANKS, OR UNANIMOUS BANKS SHALL ALSO REQUIRE THE CONSENT OF EACH OF THE AGENTS.

            (ii) EXCEPT AS SET FORTH IN SECTION 15.10(c)(iii), BELOW, ANY MATTER WHICH MAY BE DETERMINED BY THE ADMINISTRATIVE AGENT IN ITS DISCRETION, SHALL ALSO REQUIRE THE CONSENT OF EACH OF THE AGENTS.

            (iii) ANY MATTER RELATING TO THE ADMINISTRATION OF THE BORROWING BASE SHALL REQUIRE THE CONSENT OF BOTH THE ADMINISTRATIVE AGENT AND THE MANAGING AGENT.

            (iv) UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT, THE AGENTS, IN THEIR DISCRETION MAY, AND ANY OF THE ADMINISTRATIVE AGENT, THE MANAGING AGENT, OR THE ACCOMMODATION FACILITY AGENT, ACTING SINGLY, MAY REQUIRE THE AGENTS TO, CEASE MAKING REVOLVING CREDIT LOANS, DECLARE THE OCCURRENCE OF AN EVENT OF DEFAULT, IMPLEMENT ANY DEFAULT RATE OF INTEREST, ACCELERATE ALL OBLIGATIONS, AND REQUIRE THE ENFORCEMENT OF THE PROVISIONS OF THE SECURITY

            DOCUMENTS AUTHORIZING THE SALE OR OTHER DISPOSITION OF ALL OR ANY PART OF THE COLLATERAL AND EXERCISE ALL OR ANY SUCH OTHER LEGAL AND EQUITABLE AND OTHER RIGHTS OR REMEDIES AS IT MAY HAVE IN RESPECT OF SUCH COLLATERAL.

      15.11 ACTIONS REQUIRING OR ON DIRECTION OF MAJORITY BANKS EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THE CONSENT OR DIRECTION OF THE MAJORITY BANKS IS REQUIRED FOR ANY AMENDMENT, WAIVER, OR MODIFICATION OF ANY LOAN DOCUMENT.

      (a) THE MAJORITY BANKS MAY DIRECT THE AGENTS TO REQUIRE THE PROMPT REPAYMENT OF PERMITTED OVERADVANCES THAT HAVE BEEN OUTSTANDING FOR MORE THAN FORTY-FIVE (45) CONSECUTIVE BUSINESS DAYS OR THAT HAVE BEEN MADE MORE THAN TWICE IN ANY TWELVE MONTH PERIOD (THE BANKS RECOGNIZING THAT, EXCEPT AS DESCRIBED IN THIS SECTION 15.11(a), ANY LOAN OR ADVANCE UNDER THE REVOLVING CREDIT WHICH RESULTS IN A PERMITTED OVERADVANCE MAY BE MADE BY THE ADMINISTRATIVE AGENT AND THE MANAGING AGENT IN THEIR DISCRETION WITHOUT THE CONSENT OF THE BANKS AND THAT EACH BANK SHALL BE BOUND THEREBY).

      (b) THE MAJORITY BANKS MAY DIRECT THE AGENTS TO SUSPEND MAKING REVOLVING CREDIT LOANS (INCLUDING THE MAKING OF ANY PERMITTED OVERADVANCES), IF THE BORROWER IS THEN IN DEFAULT, FOLLOWING WHICH DIRECTION, AND FOR AS LONG AS THE BORROWER IS IN DEFAULT, THE ONLY REVOLVING CREDIT LOANS WHICH MAY BE MADE ARE THE FOLLOWING:

            (i) PERMITTED OVERADVANCES NOT OTHERWISE TERMINATED AS PROVIDED IN
            SECTION 15.11(a).

            (ii) REVOLVING CREDIT LOANS MADE TO "COVER" THE HONORING OF LETTERS OF CREDIT.

            (iii) REVOLVING CREDIT LOANS MADE WITH CONSENT OF THE MAJORITY
            BANKS.

      (c) THE MAJORITY BANKS MAY UNDERTAKE THE FOLLOWING IF AN EVENT OF DEFAULT HAS OCCURRED AND NOT BEEN DULY WAIVED:

            (i) REQUIRE THE AGENTS TO DECLARE ALL OBLIGATIONS TO BE IMMEDIATELY PAYABLE IN FULL.

            (ii) DIRECT THE AGENTS TO INCREASE THE RATE OF INTEREST TO THE DEFAULT RATE OF INTEREST AS PROVIDED IN, AND TO THE EXTENT PERMITTED BY, THIS AGREEMENT.

      15.12. ACTION REQUIRING CERTAIN CONSENT. THE CONSENT OR DIRECTION OF THE FOLLOWING IS REQUIRED FOR THE FOLLOWING ACTIONS:

      (a) ANY FORGIVENESS OF ALL OR ANY PORTION OF ANY PAYMENT OBLIGATION: ALL BANKS WHOSE PAYMENT OBLIGATION IS BEING SO FORGIVEN (OTHER THAN ANY DELINQUENT BANK).

      (b) ANY DECREASE IN ANY INTEREST RATE OR FEE PAYABLE UNDER ANY OF THE LOAN DOCUMENTS (OTHER THAN ANY FEE PAYABLE TO THE AGENTS (FOR WHICH THE CONSENT OF THE AGENTS SHALL BE REQUIRED): ALL BANKS ADVERSELY AFFECTED THEREBY (OTHER THAN ANY DELINQUENT BANK).

      15.14. ACTIONS REQUIRING OR DIRECTED BY UNANIMOUS BANKS. NONE OF THE FOLLOWING MAY TAKE PLACE EXCEPT WITH UNANIMOUS BANKS:

      (a) ANY RELEASE OF A MATERIAL PORTION OF THE COLLATERAL, OTHER THAN A RELEASE OF COLLATERAL OTHERWISE REQUIRED OR PROVIDED FOR IN THE LOAN DOCUMENTS, UNLESS SUCH RELEASE IS BEING MADE TO FACILITATE A LIQUIDATION WHICH HAS BEEN PREVIOUSLY AUTHORIZED, OR IS OTHERWISE PERMITTED HEREUNDER, IN WHICH CASE NO SUCH UNANIMOUS CONSENT IS REQUIRED.

      (b) ANY AMENDMENT OF THE DEFINITIONS OF "BORROWING BASE" OR "BORROWING AVAILABILITY" OR OF ANY DEFINITION OF ANY COMPONENT THEREOF, SUCH THAT MORE CREDIT WOULD BE AVAILABLE TO THE BORROWER,

      BASED ON THE SAME ASSETS, AS WOULD HAVE BEEN AVAILABLE TO THE BORROWER IMMEDIATELY PRIOR TO SUCH AMENDMENT, IT BEING UNDERSTOOD, HOWEVER, THAT:

            (i) THE FOREGOING SHALL NOT LIMIT THE ADJUSTMENT BY THE AGENTS OF ANY RESERVE IN THE AGENTS' ADMINISTRATION OF THE REVOLVING CREDIT LOANS AS OTHERWISE PERMITTED BY THIS AGREEMENT.

            (ii) THE FOREGOING SHALL NOT PREVENT THE AGENTS, IN THEIR ADMINISTRATION OF THE REVOLVING CREDIT LOANS, FROM RESTORING ANY COMPONENT OF BORROWING BASE WHICH HAD BEEN LOWERED BY THE AGENTS BACK TO THE VALUE OF SUCH COMPONENT, AS STATED IN THIS AGREEMENT OR TO AN INTERMEDIATE VALUE.

      (c) ANY RELEASE OF ANY PERSON OBLIGATED ON ACCOUNT OF THE OBLIGATIONS.

      (d) THE MAKING OF ANY REVOLVING CREDIT LOAN WHICH, WHEN MADE, EXCEEDS BORROWING AVAILABILITY AND IS NOT A PERMITTED OVERADVANCE, SUBJECT, HOWEVER, TO THE FOLLOWING:

            (i) NO CONSENT IS REQUIRED IN CONNECTION WITH THE MAKING OF ANY REVOLVING CREDIT LOAN TO "COVER" ANY HONORING OF A DRAWING UNDER ANY L/C.

            (ii) EACH BANK RECOGNIZES THAT SUBSEQUENT TO THE MAKING OF A REVOLVING CREDIT LOAN WHICH DOES NOT CONSTITUTE A PERMITTED OVERADVANCE, THE UNPAID PRINCIPAL BALANCE OF THE REVOLVING CREDIT LOANS MAY EXCEED BORROWING AVAILABILITY ON ACCOUNT OF CHANGED CIRCUMSTANCES BEYOND THE CONTROL OF ANY AGENT (SUCH AS A DROP IN COLLATERAL VALUE).

      (e) ANY AMENDMENT WHICH HAS THE EFFECT OF LIMITING THE ADMINISTRATIVE AGENT'S AND THE MANAGING AGENT'S RIGHT OR ABILITY TO MAKE PERMITTED OVERADVANCES.

      (f) THE WAIVER OF THE OBLIGATION OF THE BORROWER TO REDUCE THE OUTSTANDING FACILITY AMOUNTS UNDER THE REVOLVING CREDIT TO AN AMOUNT PERMITTED BY THE BORROWING BASE (OTHER THAN A PERMITTED OVERADVANCE).

      (g) ANY AMENDMENT OF THIS ARTICLE 15.

      (h) AMENDMENT OF ANY OF THE FOLLOWING DEFINITIONS:

            "MAJORITY BANKS"

            "PERMITTED OVERADVANCE"

            "UNANIMOUS BANKS"

      (i) ANY AMENDMENT OF THE MATURITY DATE.

      (j) ANY AMENDMENT OF SECTION 10.1.

      (k) ANY WAIVER, AMENDMENT, OR MODIFICATION WHICH HAS THE EFFECT OF INCREASING ANY COMMITMENT .

      15.13. ACTIONS REQUIRING AGENTS' CONSENT

      (a) NO ACTION, AMENDMENT, OR WAIVER OF COMPLIANCE WITH, ANY PROVISION OF THE LOAN DOCUMENTS OR OF THIS AGREEMENT WHICH AFFECTS ANY AGENT IN ITS RESPECTIVE CAPACITY AS AN AGENT MAY BE UNDERTAKEN WITHOUT THE WRITTEN CONSENT OF SUCH AGENT.

      (b) NO ACTION REFERENCED HEREIN WHICH AFFECTS THE RIGHTS, DUTIES, OBLIGATIONS, OR LIABILITIES OF ANY AGENT SHALL BE EFFECTIVE WITHOUT THE WRITTEN CONSENT OF THAT AGENT.

      15.14. MISCELLANEOUS ACTIONS

      (a) NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, NO SINGLE BANK INDEPENDENTLY MAY EXERCISE ANY RIGHT OF ACTION OR ENFORCEMENT AGAINST OR WITH RESPECT TO THE BORROWER.

      (b) THE AGENTS SHALL BE FULLY JUSTIFIED IN FAILING OR REFUSING TO TAKE ACTION UNDER THIS AGREEMENT OR ANY LOAN DOCUMENT ON BEHALF OF ANY BANK UNLESS THE AGENTS SHALL FIRST:

            (i) RECEIVE SUCH CLEAR, UNAMBIGUOUS, WRITTEN INSTRUCTIONS AS THE AGENTS DEEM APPROPRIATE; AND

            (ii) BE INDEMNIFIED TO THAT AGENT'S SATISFACTION BY THE BANKS AGAINST ANY AND ALL LIABILITY AND EXPENSE WHICH MAY BE INCURRED BY THAT AGENT BY REASON OF TAKING OR CONTINUING TO TAKE ANY SUCH ACTION, UNLESS SUCH ACTION HAD BEEN GROSSLY NEGLIGENT, IN WILLFUL MISCONDUCT, OR IN BAD FAITH.

      (c) THE AGENTS MAY ESTABLISH REASONABLE PROCEDURES FOR THE PROVIDING OF DIRECTION AND INSTRUCTIONS FROM THE BANKS TO THE AGENTS, INCLUDING THEIR RELIANCE ON MULTIPLE COUNTERPARTS, FACSIMILE TRANSMISSIONS, AND TIME LIMITS WITHIN WHICH SUCH DIRECTIONS AND INSTRUCTIONS MUST BE RECEIVED IN ORDER TO BE INCLUDED IN A DETERMINATION OF WHETHER THE REQUISITE BANKS HAVE PROVIDED THEIR DIRECTION, CONSENT, OR INSTRUCTIONS.

            (u) Section 16(c) of the Agreement is hereby deleted and the following is substituted in its place:

      THE REASONABLE FEES, EXPENSES AND DISBURSEMENTS OF THE ADMINISTRATIVE AGENT'S SPECIAL COUNSEL, COUNSEL TO THE MANAGING AGENT, OR ANY LOCAL COUNSEL TO ANY OF THE AGENTS INCURRED IN CONNECTION WITH THE PREPARATION, ADMINISTRATION, INTERPRETATION, OR ENFORCEMENT OF THE LOAN DOCUMENTS AND OTHER INSTRUMENTS MENTIONED HEREIN, EACH CLOSING HEREUNDER, AND AMENDMENTS, MODIFICATIONS, APPROVALS, CONSENTS, OR WAIVERS HERETO OR HEREUNDER,

            (v) Section 26 is hereby deleted in its entirety and the following is inserted in its place:

      IF ANY ACTION TO BE TAKEN HEREUNDER REQUIRES THE CONSENT, AUTHORIZATION, OR AGREEMENT OF EACH ACCOMMODATION BANK, AND AN ACCOMMODATION BANK (THE "NON-CONSENTING BANK") FAILS TO GIVE ITS CONSENT, AUTHORIZATION, OR AGREEMENT AND BUT FOR SUCH FAILURE TO GIVE SUCH CONSENT, AUTHORIZATION OR AGREEMENT, THE ACTION WOULD BE HAVE BEEN APPROVED TO BE TAKEN, THEN THE ACCOMMODATION BANK AGENT, UPON AT LEAST 5 BUSINESS DAYS PRIOR IRREVOCABLE NOTICE TO THE NON-CONSENTING BANK, MAY PERMANENTLY REPLACE THE NON-CONSENTING BANK WITH ONE OR MORE SUBSTITUTE ACCOMMODATION BANKS (EACH, A "REPLACEMENT BANK"), AND THE NON-CONSENTING BANK SHALL HAVE NO RIGHT TO REFUSE TO BE REPLACED HEREUNDER. SUCH NOTICE TO REPLACE THE NON-CONSENTING BANK SHALL SPECIFY AN EFFECTIVE DATE FOR SUCH REPLACEMENT, WHICH DATE SHALL NOT BE LATER THAN 12 BUSINESS DAYS AFTER THE DATE SUCH NOTICE IS GIVEN. NOTWITHSTANDING THE DELIVERY BY THE ADMINISTRATIVE AGENT OF NOTICE TO THE NON-CONSENTING BANK THAT A REPLACEMENT BANK IS TO BE SUBSTITUTED IN THE PLACE OF THE NON-CONSENTING BANK, IF THE NON-CONSENTING BANK DOES IN FACT THEREAFTER PROVIDE ITS EXPRESS WRITTEN CONSENT TO THE SUBJECT ACTION PRIOR TO THE DATE THAT THE NON-CONSENTING BANK HAS ACTUALLY BEEN REPLACED BY A REPLACEMENT BANK, THEN THE NOTICE TO REPLACE THE NON-CONSENTING BANK SHALL BE DEEMED OF NO FURTHER FORCE AND EFFECT AND THE PREVIOUSLY DESIGNATED NON-CONSENTING BANK SHALL REMAIN AS AN ACCOMMODATION BANK.

      PRIOR TO THE EFFECTIVE DATE OF SUCH REPLACEMENT, THE NON-CONSENTING BANK AND EACH REPLACEMENT BANK SHALL EXECUTE AND DELIVER AN ASSIGNMENT AND ACCEPTANCE AGREEMENT, SUBJECT ONLY TO THE NON-

      CONSENTING BANK BEING REPAID ITS SHARE OF THE OUTSTANDING ACCOMMODATION FACILITY OBLIGATIONS (INCLUDING AN ALLOCABLE PORTION (SUCH PORTION TO BE DETERMINED BASED ON THE RELATIVE PORTION OF THE ACCOMMODATION FACILITY COMMITMENT AMOUNT ADVANCED BY THE NON-CONSENTING BANK) OF THE EARLY TERMINATION FEE TO THE EXTENT IT IS RECEIVED BY THE ACCOMMODATION BANKS) WITHOUT ANY PREMIUM OR PENALTY OF ANY KIND WHATSOEVER. IN THE EVENT THE CONDITIONS TO THE PAYMENT OF THE EARLY TERMINATION FEE ARE SATISFIED, THE REPLACEMENT BANK SHALL USE REASONABLE EFFORTS TO COLLECT SUCH EARLY TERMINATION FEE, IF THE ACCOMMODATION FACILITY AGENT DETERMINES, IN ITS SOLE AND EXCLUSIVE DISCRETION, THAT IT IS ECONOMICALLY REASONABLE AND OTHERWISE PRUDENT TO DO SO. IF THE NON-CONSENTING BANK SHALL REFUSE OR FAIL TO EXECUTE AND DELIVER ANY SUCH ASSIGNMENT AND ACCEPTANCE AGREEMENT PRIOR TO THE EFFECTIVE DATE OF SUCH REPLACEMENT, THE NON-CONSENTING BANK SHALL BE DEEMED TO HAVE EXECUTED AND DELIVERED SUCH ASSIGNMENT AND ACCEPTANCE AGREEMENT, AND THE ADMINISTRATIVE AGENT IS HEREBY AUTHORIZED TO EXECUTE SUCH ASSIGNMENT AND ACCEPTANCE IN THE NAME OF, AND ON BEHALF OF, THE NON-CONSENTING BANK. THE REPLACEMENT OF ANY NON-CONSENTING BANK SHALL BE MADE IN ACCORDANCE WITH THE TERMS OF SECTION 19.

            (w) Revised Schedules. All of the existing schedules to the Agreement (other than Schedule 1) are hereby deleted and replaced with the schedules annexed hereto collectively marked Exhibit "F". Each of Sections 9.1(f), 9.2(g), and 9.3(d) of the Agreement are hereby amended by deleting the phrase "the date hereof" where it appears therein and substituting the phrase "THE FOURTH AMENDMENT CLOSING DATE" in each instance.

      7. SEC Filing. The Borrower shall file its 10-Q report for the period ending July 31, 2005 with the Securities Exchange Commission on or before October 31, 2005.

      8. Trade Lien Agreement. On or before October 24, 2005, the Borrower shall have closed with the Collateral Trustee on the Trade Lien Agreement, and the Trade Lien Agreement shall be upon terms and conditions acceptable to the Agents, in their sole and exclusive discretion, substantially in accordance with the Trade Lien Term Sheet. At such time, the Agents shall have entered into an Intercreditor and Lien Subordination Agreement with the Collateral Trustee on terms and conditions acceptable to the Agents, in their sole and exclusive discretion.

      9. Retention of Consultant. The Borrower shall continue to retain FTI Consulting as its management and business consultant through the closing on the Convertible Facility to assist the Borrower's management in its financial reporting and analysis and otherwise complying with the terms and conditions of the Agreement and this Amendment.

      10. Representations, Warranties and Covenants. The representations and warranties set forth in Section 7 and all covenants set forth in Sections 8, 9 and 10 of the Agreement shall be deemed remade and affirmed as of the date hereof by the Borrower, except any and all references to the Agreement in such representations, warranties and covenants shall be deemed to include this Amendment.

      11. Reference to the Effect on the Agreement.

            (a) References. Upon the date of this Amendment and on and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Agreement, as amended hereby.

            (b) Defaults. The Borrower acknowledges and agrees that its failure to promptly, punctually, and faithfully perform all and singular the terms and conditions of this Amendment, including without limitation, the requirements of Sections 4, 5, 7, 8, and 9, above, the shall constitute Events of Default under the Agreement.

            (c) Ratification. As specifically modified above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

      12. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to Agents and the Banks as of the date hereof as follows:

            (a) The execution and delivery of this Amendment and the performance by Borrower of its obligations hereunder are within the Borrower's powers and authority, have been duly authorized by all necessary corporate action and do not and will not contravene or conflict with the Certificate of Incorporation or By-laws of the Borrower;

            (b) The Agreement (as amended by this Amendment) and the other Loan Documents constitute legal, valid and binding obligations enforceable in accordance with their terms by the Agents and the Banks against the Borrower, and the Borrower expressly reaffirms each of its obligations under the Agreement (as amended by this Amendment) and each of the other Loan Documents, including, without limitation, the Borrower's Obligations. The Borrower further expressly acknowledges and agrees that Administrative Agent has a valid, duly perfected, first priority and fully enforceable security interest in and lien against each item of Collateral on behalf of the Banks, except as otherwise set forth in the Agreement. The Borrower agrees that it shall not dispute the validity or enforceability of the Agreement (as it was stated before and after this Amendment) or any of the other Loan Documents or any of its respective obligations thereunder, or the validity, priority, enforceability or extent of the Administrative Agent's security interest in or lien against any item of Collateral, in any judicial, administrative or other proceeding;

            (c) No consent, order, qualification, validation, license, approval or authorization of, or filing, recording, registration or declaration with, or other action in respect of, any governmental body, authority, bureau or agency or other Person is required in connection with the execution, delivery or performance of, or the legality, validity, binding effect or enforceability of, this Amendment; and

            (d) The execution, delivery and performance of this Amendment by the Borrower does not and will not violate any law, governmental regulation, judgment, order or decree applicable to the Borrower and does not and will not violate the provisions of, or constitute a default or any event of default under, or result in the creation of any security interest or lien upon any property of the Borrower pursuant to, any indenture, mortgage, instrument, contract, agreement or other undertaking to which the Borrower is a party or is subject or by which the Borrower or any of its real or personal property may be bound.

            (e) The Borrower hereby acknowledges and agrees that there is no basis nor set of facts on which any amount (or any portion thereof) owed by the Borrower under the Loan

Documents could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, offset, or defense (or other right, remedy, or basis having a similar effect) available to the Borrower with regard thereto; nor is there any basis on which the terms and conditions of any of the Obligations could be claimed to be other than as stated on the written instruments which evidence such Obligations.

            (f) The Borrower hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Agents or the Banks or their respective parents, affiliates, predecessors, successors, or assigns, or their respective officers, directors, employees, attorneys, or representatives, with respect to the Obligations, or otherwise, and that if the Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Agents, the Banks, or their respective parents, affiliates, predecessors, successors, or assigns, or their respective officers, directors, employees, attorneys, or representatives, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and the Borrower hereby RELEASES the Agents and the Banks and their respective officers, directors, employees, attorneys, representatives, affiliates, predecessors, successors, and assigns from any liability therefor.

      13. Fees and Expenses. (a) The Borrower agrees to pay on demand all costs, fees and expenses of or incurred by the Agents in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents executed and delivered in connection with the transactions described herein (including the filing or recording thereof), including, but not limited to, the reasonable fees and expenses of counsel for any of the Agents, search fees, and taxes payable in connection with this Amendment and any future amendments to the Agreement.

      (b) In the event that after the date of this Amendment, the Banks (other than the Accommodation Banks) become entitled to any increase in the interest rate payable on the Revolving Credit Loans held by such Banks or any additional or increased fees payable to such Banks, the Accommodation Banks shall be entitled to a corresponding proportional (based on the total amount of all Revolving Credit Loans outstanding) increase in the interest rate or additional fee or increased fee payable to the Accommodation Banks, as the case may be.

      14. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same agreement.

                            [SIGNATURE PAGE FOLLOWS]

            (WAIVER, CONSENT, AND FOURTH AMENDMENT TO SECOND AMENDED
                        AND RESTATED REVOLVING CREDIT AND
                           GOLD CONSIGNMENT AGREEMENT)

      IN WITNESS WHEREOF, the parties hereto have duly executed this Waiver, Consent, and Fourth Amendment to Second Amended and Restated Revolving Credit and Gold Consignment Agreement as of the date first above written.

                                   WHITEHALL JEWELLERS, INC.

                                   By: /s/ John R. Desjardins
                                       -----------------------------------------
                                   Name: John R. Desjardins
                                   Title: Executive Vice President & CFO

                                   LASALLE BANK NATIONAL ASSOCIATION, for itself as a Bank and an Accommodation Bank and as Administrative Agent for the Banks

                                   By: /s/ Daniel O'Rourke
                                       -----------------------------------------
                                   Name: Daniel O'Rourke
                                   Title: First Vice President

                                   BANK OF AMERICA, N. A. , for itself as a Bank and as Managing Agent for the Banks

                                   By: /s/ Christine Hutchinson
                                       -----------------------------------------
                                   Name: Christine Hutchinson
                                   Title: Vice President

                                   BACK BAY CAPITAL FUNDING LLC, for itself as a Bank and an Accommodation Bank and as Accommodation Facility Agent for the Accommodation Banks

                                   By: /s/ Kristan M. O'Connor
                                       -----------------------------------------
                                   Name: Kristan M. O'Connor
                                   Title: Managing Director

                                   Exhibit "E"

                                   SCHEDULE 1
                   COMMITMENT PERCENTAGES AND NOTICE ADDRESSES

      Banks and their respective Commitment Percentage of the Total Revolver Commitment are as follows:

                                                        ACCOMMODATION               COMMITMENT
            BANK                      COMMITMENT     FACILITY COMMITMENT *  PERCENTAGE (PRO RATA SHARE)
---------------------------------  ---------------  ----------------------  ---------------------------
LaSalle Bank National Association  $ 65,500,000.00  $         3,000,000.00            46.79%
Bank of America, N. A.             $ 62,500,000.00  $                 0.00            44.64%
Back Bay Capital Funding LLC       $ 12,000,000.00  $        12,000,000.00             8.57%
         TOTALS                    $140,000,000.00  $        15,000,000.00              100%

* A Bank's "Accommodation Facility Commitment" is included within, and not in addition to, such Bank's "Commitment"

Banks and their respective Address for Notices are as follows:

                                      BANK

LaSalle Bank National Association
c/o LaSalle Retail Finance
25 Braintree Hill Office Park
Suite 205
Braintree, MA 02184
Attention: Daniel F. O'Rourke
Telephone: 781-353-6126
Facsimile: 781-353-6101

ABN AMRO Bank N.V.
65 Fifth Avenue, 25th Floor
New York, New York 10017
Attention: Jeffrey Sarfaty
Telephone: 212-649-5133
Facsimile: 212-649-5149

Bank of America, N. A.
c/o Bank of America Retail Finance Group f/k/a Fleet Retail Group
40 Broad Street, 10th Floor
Boston, MA 02109
MA5-505-10-1
Attention: Christine Hutchinson
Telephone: 617-434-2385
Facsimile: 617-434-4185

Back Bay Capital Funding LLC
40 Broad Street, 10th Floor
Boston, MA 02109

                                      BANK

MA5-505-10-1
Attention: Kristan O'Connor
Telephone: 617-434-4397
Facsimile: 617-434-4185